                                                                    Exhibit 10.v

WHENEVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                                    MEXICALI

                      DEVICE SUPPLY AND SERVICES AGREEMENT

                                     AMONG:

                             ALPHA INDUSTRIES, INC.

                            A DELAWARE CORPORATION;

                                      AND

                             CONEXANT SYSTEMS, INC.

                            A DELAWARE CORPORATION;

                           _________________________

                           DATED AS OF June 25, 2002

                           _________________________

                               TABLE OF CONTENTS

                                                                            PAGE
1.     DEFINITIONS .......................................................    1
       1.1    "ABC Costing Model" ........................................    1
       1.2    "Absorption" ...............................................    1
       1.3    "Blanket Purchase Order" ...................................    1
       1.4    "Buyer Spin-off" ...........................................    1
       1.5    "Buyer Subsidiary"..........................................    1
       1.6    "Common Material" ..........................................    1
       1.7    "Common Material Savings" ..................................    2
       1.8    "Competitor" ...............................................    2
       1.9    "Confidential Information" .................................    2
       1.10   "Cycle Time" ...............................................    2
       1.11   "Delivery Note" ............................................    2
       1.12   "Device" ...................................................    2
       1.13   "Engineering Lots" or "e-Lots" .............................    2
       1.14   "Lead Time" ................................................    2
       1.15   "Lot" ......................................................    2
       1.16   "Manufacturing Services" ...................................    2
       1.17   "Overall Factory Absorption" ...............................    2
       1.18   "Party" ....................................................    2
       1.19   "PBGA" .....................................................    2
       1.20   "Price" ....................................................    2
       1.21   "Process Technology" .......................................    3
       1.22   "Production Devices" .......................................    3
       1.23   "Purchase Commitment" ......................................    3
       1.24   "Purchase Order" ...........................................    3
       1.25   "Purchase Order Release" ...................................    3
       1.26   "Quality Specifications" ...................................    3
       1.27   "Risk Production" ..........................................    3
       1.28   "Services" .................................................    3
       1.29   "Specifications" ...........................................    3

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
       1.30   "Supplier Manufacturing Facility" ..........................    3
       1.31   "Unique Material" ..........................................    3
       1.32   "Unique Material Savings" ..................................    3
2.     PURCHASE AND SUPPLY OBLIGATIONS ...................................    3
       2.1    Buyer Purchase Obligations .................................    3
       2.2    Supplier Supply Obligations ................................    7
3.     DEVICE PURCHASES ..................................................    9
       3.1    Scope and Process Technologies .............................    9
       3.2    Forecasts and Commitments ..................................   10
       3.3    Purchase Orders and Releases ...............................   10
       3.4    Acceptance and Acknowledgement .............................   10
       3.5    Device Lots; Expedited Services ............................   11
       3.6    Cancellation and Modifications to Orders ...................   11
       3.7    Materials ..................................................   12
       3.8    Surge Capacity .............................................   12
       3.9    Risk Production ............................................   12
       3.10   Rework .....................................................   13
       3.11   NRE Services ...............................................   13
4.     DELIVERY AND ACCEPTANCE OF DEVICES ................................   13
       4.1    Delivery Procedure .........................................   13
       4.2    Devices ....................................................   13
       4.3    Device Logistics ...........................................   13
       4.4    Shipping Arrangements ......................................   13
5.     PRICING AND PAYMENTS ..............................................   14
       5.1    Pricing and Invoices .......................................   14
       5.2    Credit Requirements ........................................   14
       5.3    Costs ......................................................   15
       5.4    Taxes ......................................................   15
6.     TRACKING AND REPORTING ............................................   15
       6.1    Tracking ...................................................   15

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
       6.2    Reporting Requirements .....................................   15
       6.3    Records and Audits .........................................   15
7.     WARRANTY AND DISCLAIMER ...........................................   16
       7.1    Device Warranty ............................................   16
       7.2    Services Warranty ..........................................   16
       7.3    Disclaimers ................................................   16
8.     INDEMNIFICATION ...................................................   17
       8.1    Indemnification Obligations ................................   17
       8.2    Conditions .................................................   17
       8.3    Sole and Exclusive Remedy ..................................   18
9.     CONFIDENTIALITY ...................................................   18
       9.1    Confidentiality Obligations ................................   18
       9.2    Exceptions .................................................   18
       9.3    Confidentiality of this Mexicali Agreement .................   19
       9.4    Injunctive Relief ..........................................   19
10.    LIMITATIONS OF LIABILITY ..........................................   19
       10.1   Disclaimer .................................................   19
       10.2   Liability Limitation .......................................   19
       10.3   Basis of Bargain ...........................................   19
11.    TERM AND TERMINATION ..............................................   19
       11.1   Term .......................................................   19
       11.2   Termination ................................................   19
       11.3   Effect of Termination ......................................   20
       11.4   Termination of Buyer Spin-off Agreements ...................   20
12.    GENERAL ...........................................................   21
       12.1   No Agency ..................................................   21
       12.2   Governing Law; Venue and Jurisdiction ......................   21
       12.3   Dispute Resolution and Escalation ..........................   21
       12.4   Third-Party Beneficiaries ..................................   22
       12.5   Compliance with Law ........................................   22

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                          PAGE
     12.6   Force Majeure ..............................................   22
     12.7   Amendment; Later Agreement .................................   22
     12.8   Notices ....................................................   22
     12.9   Assignment .................................................   23
     12.10  Waiver .....................................................   23
     12.11  Severability ...............................................   23
     12.12  Counterparts and Facsimile .................................   23
     12.13  Rules of Construction ......................................   23
     12.14  Entire Agreement ...........................................   24
EXHIBIT A - CYCLE TIMES ................................................   26
EXHIBIT B - PRICING ....................................................   27
EXHIBIT C - MANUFACTURING SERVICES .....................................   43
EXHIBIT D - QUALITY SPECIFICATIONS .....................................   44
EXHIBIT E - PURCHASE COMMITMENTS .......................................   45
EXHIBIT F - ASSEMBLY, TEST AND SHIPPING QUARTERLY RATES ................   46
EXHIBIT G - TAKE OR PAY ACTIVITY .......................................   47
EXHIBIT H - [BLANK] ....................................................   48
EXHIBIT I - DELIVERY AND LOGISTICS .....................................   49
EXHIBIT J - REPORTS ....................................................   50
EXHIBIT K - RECONCILIATION TABLE .......................................   51

                                    MEXICALI

                      DEVICE SUPPLY AND SERVICES AGREEMENT

This MEXICALI DEVICE SUPPLY AND SERVICES AGREEMENT (the "MEXICALI AGREEMENT") is entered into as of June 25, 2002 (the "EFFECTIVE DATE") by and between CONEXANT SYSTEMS, INC., a Delaware corporation ("BUYER") and ALPHA INDUSTRIES, INC., a Delaware corporation ("SUPPLIER").

                                    RECITALS

       A. Buyer desires, on the terms and conditions of this Mexicali Agreement, to purchase from Supplier certain semiconductor devices, processing, packaging and testing services, including assembly services, final testing, post-test processing and die bank and finished goods warehousing and shipping services, and related manufacturing services.

       B. Supplier is willing to supply such devices and services to Buyer on the terms and conditions of this Mexicali Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Mexicali Agreement, the Parties agree as follows:

                                   AGREEMENT

1. DEFINITIONS. Capitalized terms not expressly defined elsewhere in this Mexicali Agreement have the following meanings:

       1.1 "ABC COSTING MODEL" means an Excel based model to determine manufacturing overhead costs using Activity Based Costing methodology. The model takes manufacturing overhead costs and assigns them to each of the manufacturing operations through predefined allocation tables. Once the overhead cost to run each process is determined, a rate per hour for every process is calculated using activity and capacity standards.

       1.2 "ABSORPTION" means the total amount earned by taking the unit standards multiplied by the per unit cost.

       1.3 "BLANKET PURCHASE ORDER" means a written blanket order for the purchase of a specified quantity of Devices or Manufacturing Services submitted by Buyer to Supplier.

       1.4 "BUYER SPIN-OFF" means any entity (including, without limitation, Mindspeed) that is a successor of any portion of the business of Buyer resulting from a spin-off or divestiture of such business, regardless of whether or not Buyer retains an equity or ownership interest in such entity.

       1.5 "BUYER SUBSIDIARY" means any entity that at any time during the term of this Mexicali Agreement controls, is controlled by, or is under common control with Buyer; where control means direct or indirect ownership of fifty percent (50%) or more of the outstanding voting stock or other equity interests ordinarily having voting rights.

       1.6 "COMMON MATERIAL" means materials used in the processing, packaging and testing of Devices for Buyer and for devices of Supplier or its other customers.

                                       1.

       1.7 "COMMON MATERIAL SAVINGS" means savings relating to the purchase of Common Material computed as described in Section 5.l(e).

       1.8 "COMPETITOR" means a business entity which derives a material portion of its revenue (over the most recent three (3) year period) from sales of similar products in similar markets, as compared with the products and markets of a Party.

       1.9 "CONFIDENTIAL INFORMATION" means (i) for information disclosed after the Effective Date, all non-public information disclosed by one Party to the other Party pursuant to this Mexicali Agreement that is identified as "confidential" or marked with a similar legend at the time of such disclosure or, if disclosed other than in writing, identified as confidential at the time of disclosure and confirmed in writing within thirty (30) days, (ii) for information currently in the possession of the other Party as of the Effective Date, all non-public information that a reasonable person would have understood to be confidential, regardless of the form or manner of disclosure, (iii) any information obtained by one Party's employees or agents while on the premises of the other Party, which, under the circumstances, a reasonable person would have understood to be confidential, and (iv) any specifications or technical information related to Buyer's products (e.g., structure, design, layout) and Supplier's Process Technology that are known to, or otherwise in the possession of, the other Party as of the Effective Date.

       1.10 "CYCLE TIME" means, with respect to a Device, Supplier's standard production cycle measured from start of Device manufactured through finished goods inventory and set forth in Exhibit A.

       1.11 "DELIVERY NOTE" means the delivery instructions provided by Buyer to Supplier for Services and Devices ordered by Buyer.

       1.12   "DEVICE" means a packaged and tested integrated circuit.

       1.13 "ENGINEERING LOTS" or "E-LOTS" means a non-production Lot for process of Device qualification or testing.

       1.14 "LEAD TIME" means, with respect to a Device, the time period from order acceptance to completion.

       1.15 "LOT" means a group of Devices processed together through the manufacturing line.

       1.16 "MANUFACTURING SERVICES" means the performance of all tasks and responsibilities necessary to complete assembly, test processes, final packing, and other services described in this Mexicali Agreement, as further set forth in Exhibit C.

       1.17 "OVERALL FACTORY ABSORPTION" means the total activity at the Supplier Manufacturing Facility multiplied by the quarterly rates set forth in Exhibit F.

       1.18 "PARTY" means either Buyer or Supplier, as the context requires, and "PARTIES" means Buyer and Supplier collectively.

       1.19   "PBGA" means plastic ball grid array devices.

       1.20   "PRICE" is defined in Exhibit B.

       1.21 "PROCESS TECHNOLOGY" means the systematic techniques, methods, or approaches used by Supplier to complete assembly, test processes and final packing of semiconductor chips or assemblies.

       1.22 "PRODUCTION DEVICES" means Devices manufactured by Supplier after successful qualification and approval for mass production.

       1.23   "PURCHASE COMMITMENT" is defined in Section 2.1(a).

       1.24 "PURCHASE ORDER" means a written Purchase Order Release under a Blanket Purchase Order, or a Purchase Order for the purchase of a specified quantity of Devices or Manufacturing Services submitted by Buyer to Supplier.

       1.25 "PURCHASE ORDER RELEASE" means a written release issued by Buyer authorizing Supplier to commence processing of the Devices under a Blanket Purchase Order.

       1.26 "QUALITY SPECIFICATIONS" means the Device quality standards and criteria set forth in Exhibit D, as they may be modified by written agreement of the Parties from time to time.

       1.27 "RISK PRODUCTION" means Devices specifically identified by Buyer in a Purchase Order as "Risk Production" that are to be manufactured by Supplier pursuant to Buyer's Specifications, but for which compliance with the Quality Specifications is specifically waived. "Risk Production" may include the following: unverified process changes, no supporting qualification date, and known design rule violations.

       1.28 "SERVICES" means Manufacturing Services, test engineering services, or such other services described in this Mexicali Agreement, as applicable.

       1.29 "SPECIFICATIONS" means the technical specifications for the Devices mutually agreed to in writing by the Parties for such Devices, as they may be modified from time to time upon written agreement of the Parties.

       1.30 "SUPPLIER MANUFACTURING FACILITY" means the Device assembly, test processes, and final packing facility or facilities owned or operated by Supplier.

       1.31 "UNIQUE MATERIAL" means material used only in the processing, packaging, and testing of Devices for Buyer and not used for devices of Supplier or its other customers.

       1.32 "UNIQUE MATERIAL SAVINGS" means savings relating to the purchase of Unique Material.

2.     PURCHASE AND SUPPLY OBLIGATIONS.

       2.1    BUYER PURCHASE OBLIGATIONS.

              (a) PURCHASE COMMITMENTS. After the Effective Date and subject to the terms and conditions of this Mexicali Agreement, Buyer will submit Purchase Orders to Supplier for manufacture of Devices and providing of Services in volumes sufficient to meet the commitments set forth in Exhibit E (the "PURCHASE COMMITMENTS"). The Purchase Commitments shall be equal to the total dollars spent per quarter based on the quarterly rates set forth in Exhibit F and the activity set forth in Exhibit G. If Buyer does not submit Purchase Orders sufficient to meet the Purchase Commitments, Buyer shall pay to Supplier, as Supplier's sole remedy, the amount described in Section 2.1(b).

              (b) RECONCILIATION PROCESS. After the close of each fiscal quarter, the Parties shall participate in the reconciliation process described in this Section 2.l(b). Actual activity will be represented by the number of Devices and Services for which Purchase Orders were submitted by Buyer (including Purchase Order Releases from prior quarters whose delivery dates have been rescheduled into the fiscal quarter, and deducting any Purchase Order Releases which have been cancelled or whose delivery has been rescheduled, by Buyer, outside of the fiscal quarter). The "BUYER'S ABSORPTION" will be calculated at the end of each fiscal quarter, which for the purpose of this Section shall be defined as actual activity multiplied by the planned quarterly rates set forth in Exhibit F. The Buyer's Absorption will be compared with the planned absorption for the quarter as set forth in Exhibit E. At the close of each fiscal quarter, the actual spending and activity levels will be entered into the ABC Costing Model in effect as of the Effective Date. The depreciation (computed without regard to any asset write-downs after the Effective Date) and headcount allocations within the model will be updated on a quarterly basis, as mutually agreed to by the Parties. The ABC Costing Model will be used to calculate the actual rates for the quarter that just closed.

                    (i) SCENARIOS. Please see reconciliation table in Exhibit K for further clarification of the reconciliation process.

                           (1)     If the Buyer's Absorption remains flat to the
specific quarterly plan set forth in Exhibit E and the Overall Factory Absorption has increased from the specific quarterly plan, then the resulting quarterly actual rates will be used. The determined total cost charged to Buyer will be the actual activity multiplied by the actual rates.

       Example: As shown in Exhibit E, Buyer's planned absorption for Q4-02 is $11.9M. The planned total factory absorption for Q4-02 is $23.3M. If the Buyer's Absorption based on the actual activity and Q4-02 planned rates is $11.9M and the Overall Factory Absorption based on Q4-02 rates is $24.0M, the actual activity and actual ABC rates will be used to determine Buyer's charge for the quarter.

                           (2)    If the Buyer's Absorption remains flat to the
quarterly plan, and the Overall Factory Absorption has remained flat or decreased to the specific quarterly plan, then the determined total charge to Buyer will be the take or pay amount planned for that specific quarter as further described in Exhibit E.

       Example: As shown in Exhibit E, Buyer's planned absorption for Q4-02 is $11.9M. The planned total factory absorption for Q4-02 is $23.3M. If the Buyer's Absorption based on the actual activity and Q4-02 planned rates is $11.9M and the Overall Factory Absorption based on Q4-02 rates is $22.0M, Buyer will be charged based on the actual activity times the planned rates for Q4-02. The charge will be the take or pay amount.

                           (3)    If Buyer's Absorption has decreased from the
quarterly plan, and the Overall Factory Absorption has remained flat or decreased to the specific quarterly plan, then the determined total charge to the Buyer will be the take or pay amount.

       Example: As shown in Exhibit E, Buyer's planned absorption for Q4-02 is $11.9M. The planned total factory absorption for Q4-02 is $23.3M. If the Buyer's Absorption based on the actual activity and Q4-02 planned rates is $10.0M and the Overall Factory Absorption based on Q4-02 rates is $22.0M, Buyer will be charged based on the actual activity times the planned rates for Q4-02. The charge will be the take or pay amount.

                           (4)    If Buyer's Absorption has decreased from the
quarterly plan and the Overall Factory Absorption has increased from the specific quarterly plan, the determined total charge to the Buyer will be the total actual cost when using actual activity and actual rates.

       Example: As shown in Exhibit E, Buyer's planned absorption for Q4-02 is $11.9M. The planned total factory absorption for Q4-02 is $23.3M. If the Buyer's Absorption based on the actual activity and Q4-02 planned rates is $10.0M and the Overall Factory Absorption based on Q4-02 rates is $24.0M, the actual activity and actual ABC rates will be used to determine Buyer charge for the quarter.

                           (5)    If Buyer's Absorption has increased from the
quarterly plan, and the Overall Factory Absorption has increased from the specific quarterly plan. The determined total cost charged to the buyer will be the actual activity multiplied by the actual rates.

       Example: As shown in Exhibit E, Buyer's planned absorption for Q4-02 is $11.9M. The planned total factory absorption for Q4-02 is $23.3M. If the Buyer's Absorption based on the actual activity and Q4-02 planned rates is $12.0M and the Overall Factory Absorption based on Q4-02 rates is $26.0M, the actual activity and actual ABC rates will be used to determine Buyer charge for the quarter.

                           (6)    If Buyer's Absorption has increased from the
quarterly plan, and the Overall Factory Absorption has remained flat or decreased from the specific quarterly plan. The determined total cost charged to the buyer will the actual activity multiplied by the quarterly planned rates.

       Example: As shown in Exhibit E, Buyer's planned absorption for Q4-02 is $11.9M. The planned total factory absorption for Q4-02 is $23.3M. If the Buyer's Absorption based on the actual activity and Q4-02 planned rates is $12.0M and the Overall Factory Absorption based on Q4-02 rates is $23.0M, Buyer will be charged based on the actual activity times the planned rates for Q4-02.

                    (ii) CREDIT OR DEBIT TO BUYER'S ACCOUNT. The credit or debit to Buyer's account is calculated by taking the determined total charge to the Buyer and subtracting what the Buyer has already been invoiced for during the quarter, pursuant to Section 5.l(a), based on the actual activity and Purchase Order prices. If the determined total charge is less than the invoiced amount, the difference is credited to Buyer's account. If the determined total charge is greater than the invoiced amount, the difference is charged to Buyer's account for payment in accordance with Section 5.

                    (iii)  QUALITY REQUIREMENTS.

                           (1)     Products manufactured at the Supplier
Manufacturing Facility shall meet or exceed normal, accepted standards of quality in the industry. For the purpose of this Agreement, these standards shall include visual, mechanical, thermal and electrical specifications that comply with released drawings and specifications, any changes to which must be mutually agreed upon by the Parties. The products manufactured shall pass normal "qualification" testing consistent with current practices as of the Effective Date (as may be modified by the Parties from time to time), such as HAST, Temp Cycling, Moisture Sensitivity, and HTOL. Packaging, die attach and wire bonding attributes such as pull strength, die shear, ball shear test, and 3rd optical yield, must be in statistical control and the limits will be jointly agreed upon by the Parties. A higher yield loss than Normal Yield loss (assembly yield) will also be considered a quality issue.

                           (2)     The Parties agree that the "NORMAL YIELD"
shall be defined as the "standard yield" for each Device or Package type in use by the Supplier on the Effective Date. For any yield less than 90% of the Normal Yield Buyer shall be relieved of its Purchase Commitments for that portion of the loss that is below the Normal Yield and, if Buyer determines in its reasonable discretion that the entire WIP of the affected devices should be put on hold and obtained from an alternative source, pending resolution of the quality problem, Buyer shall confer with Supplier regarding the yield issue and shall be relieved of its Purchase Commitment for the entire WIP of the affected Devices. In the event of any yield loss exceeding the Normal Yield loss, the Parties agree to cooperate in good faith in order to reduce the yield loss and to resume the Purchase Commitments contemplated by this Agreement as soon as yield returns to Normal Yield. Notwithstanding the foregoing, Buyer shall not be relieved of its Purchase Commitments for any unrecoverable assembly yields where such assemblies are not designed in accordance with Supplier's released design rules associated with the manufacturability and mutually agreed to by the Parties or fail as a result of materials incorporated in the Device (except for PBGAs, which are specifically excluded from this Section). The Parties acknowledge and agree that all Devices and packaging types provided as of the Effective Date shall be deemed to comply with all required design rules.

                    (iv) DIE CONSTRAINTS. Supplier's inability to provide Devices arising from the unavailability of die or other materials which are to be provided by Buyer shall not be considered a Supplier failure hereunder. Buyer will not be relieved of its Purchase Commitment liability on account of such die or other materials capacity constraints.

              (c) CREDITS; BUYER RAW MATERIAL BUY BACK. As of the Effective Date, all of Buyer's Unique Material, fifty percent (50%) of the Common Material, and all Buyer work-in-process ("WIP") will transfer to Supplier at "NET VALUE" defined as the gross inventory value plus any Financial Reserves on Unique Material. For purposes of this Section 2.1(c)(i), "FINANCIAL RESERVES" means a financial adjustment to properly state inventory value that brings the gross value to the net book value. Excess inventory is reserved if there is inventory above the six (6) month demand. Buyer will receive full credit for the Net Value of the Unique Materials, Common Materials and WIP, in the form of six
(6) monthly credits from Supplier, such that Buyer has recovered the full Net Value of such materials during the first six (6) months from the Effective Date. All Unique Material that is reserved material will be identified by part and quantity; Common Materials and WIP do not have reserves. Six (6) months from the Effective Date, Supplier will determine the remaining Unique Material reserved inventory on a part by part basis and all remaining reserved material inventory will be deemed "INACTIVE MATERIAL." Inactive Material will be dispensed with the manner prescribed in Section 5.1(b)(ii). Relative to such application of Section
5.1 under this Section 2.l(c)(i), the Parties agree that the "cost" for such purposes will be the transfer cost of such Inactive Material reserved inventory as described in this Section (e.g., if the material is transferred to Supplier at zero (0) "Net Value", then Supplier's "cost" would be $0.00). Reserved inventory used by Supplier by the sixth (6th) month determination will be credited to Buyer after the seventh (7th) month from the Effective Date.

              (d) PURCHASES FOR CERTAIN ENTITIES. Supplier agrees that Buyer, as agent, may, at any time at the prices and in accordance with the terms and conditions established under this Mexicali Agreement, place orders for Devices and Services on behalf of (i) third parties that are mutually agreed to by the Parties; (ii) Buyer Subsidiaries; (iii) Buyer Spins-Offs (excluding SpecialtySemi); and (iv) third parties for which Buyer has an obligation, existing as of the Effective Date, to provide Devices and Services. Notwithstanding the foregoing and for the avoidance of doubt, Supplier hereby acknowledges and agrees that Buyer may, at any time at the prices and in accordance with the terms and conditions of this Mexicali Agreement, place orders for Devices or Services on behalf of Rockwell, SiRF, Mindspeed and Lumero. If Buyer places an order on behalf of a third party, Supplier will, at Buyer's direction, ship products ordered on behalf of such third party directly to such third party's facilities, as applicable. Supplier may invoice Buyer or such third party for such orders, it being understood that the applicable third party may pay the invoiced amount directly to Supplier, however, Buyer, as agent for such third party, shall remain jointly and severally liable for any such payments due to Supplier. Notwithstanding the foregoing, however, if any such third party is reasonably determined to be a Competitor of Supplier or its affiliates, Supplier may, upon six (6) months written notice to Buyer, refuse to fulfill orders for such third party; provided that Supplier will continue to manufacture, supply and provide to Buyer, in accordance with the Device and Service purchase procedures in Section 3, any Devices or Services ordered for such third party for delivery prior to the expiration of such six (6) month period.

              (e) BUYER SPIN-OFFS. The Parties acknowledge and agree that each Buyer Spin-off will have the right to enter into a supply agreement with Supplier on terms and conditions substantially similar to the terms and conditions set forth in this Mexicali Agreement and Supplier agrees to enter into such agreement upon Buyer Spin-offs request. Such Buyer Spin-offs purchases are subject to the Buyer Spin-off credit requirements set forth in Section 5.2. Buyer may partition the Purchase Commitments between Buyer and such Buyer Spin-offs. If Buyer and Buyer Spin-off partition the Purchase Commitments, the determination of whether the Purchase Commitments are met will be determined on a collective basis, and no additional payments to meet the Purchase Commitments will be due to Supplier if the total purchases by Buyer and the Buyer Spin-offs meets or exceeds the applicable Purchase Commitment.

              (f) ADDITIONAL PURCHASE NEEDS. Subject to Buyer's obligations to third parties existing as of the Effective Date, Buyer shall submit all of Buyer's requirements for leadframe Devices and test Services in excess of the Purchase Commitment to Supplier, provided that: (i) the current leadframe Devices and package type are both qualified to be manufactured at the Supplier Manufacturing Facility, or for new leadframe Devices, the package type is qualified to be manufactured at the Supplier Manufacturing Facility; (ii) Supplier has sufficient uncommitted available capacity; (iii) Supplier's committed delivery dates are competitive with other suppliers; (iv) Supplier has the necessary testers available; and (v) Supplier offers competitive pricing for such leadframe Devices and test Services. If such additional requirements are outside of the normal forecasting process as identified in Section 3.2, Supplier shall have the first right of refusal to accept Buyer's orders to provide such leadframe Devices and test Services and shall have one (I) business day to accept and acknowledge Buyer's Purchase Orders for such leadframe Devices and test Services. If the additional requirement is identified in the normal forecasting process outlined in Section 3.2, Supplier shall have three (3) business days to accept and acknowledge Buyer's Purchase Order. If a customer requires that Buyer have a second source of supply for such leadframe Devices and/or test Services, Buyer may establish and purchase from such second source, and the Parties shall discuss the allocation of purchase requirements between Supplier and such alternate source based on pricing, available capacity at the Supplier Manufacturing Facility, and second source requirements; provided, that in no event, shall Supplier's allocation be zero. If Supplier does not respond to Buyer's Purchase Order within the required time of receipt, or cannot meet the other requirements set forth in this Section 2.l(f), Buyer may purchase such leadframe Devices and test Services from any other party in quantities necessary to obtain the required leadframe Devices or Services.

       2.2    SUPPLIER SUPPLY OBLIGATIONS.

              (a) SUPPLY OBLIGATIONS. During the term of the Mexicali Agreement, Supplier will provide Buyer with certain Manufacturing Services and other semiconductor processing and packaging Services. Supplier shall accept all Purchase Orders and fulfill and provide capacity for each Service and Device in the volumes indicated in the Purchase Commitment up to the capacity identified in Exhibit G.

Performance of such obligations by Supplier shall be in accordance with the Specifications, Quality Specifications, and performance metrics including quality, yield, and Cycle Time, that are consistent with established industry standards. Supplier will make commercially reasonable efforts to supply capacity requirements beyond the Purchase Commitment for each Service and Device

              (b) MANUFACTURING PROCEDURES. The Devices will be manufactured and produced using the Quality Agreement Document, Specification Number GNO3-1306 as a nonbinding guideline. Both parties are committed to actively achieving the requirements outlined in this document. Modifications to such document shall require the consent of Supplier, which consent shall not be unreasonably withheld or delayed. Appropriate adjustments to pricing shall be made for any changes which modify Device costs.

              (c) NOTICE REQUIREMENTS. If at any time Supplier believes or becomes aware that it is likely to fail to comply in a material manner with its supply obligations under this Mexicali Agreement, or if Supplier believes or becomes aware that Buyer's forecasts or Purchase Orders for Devices or Services covered by this Mexicali Agreement, when taken in the aggregate, will exceed the maximum capacity or capability of the installed available capacity of the Supplier, then Supplier will promptly notify Buyer in writing. (However, without reduction of this commitment, Supplier shall have no monetary liability for its failure to do so.) In addition, Supplier shall, on a quarterly basis, provide Buyer with an assessment of known and existing capacity issues of the Supplier, and any capacity issues anticipated over the next fifteen (15) month period, and the plan to remedy such issues.

              (d) DISCONTINUANCE OF MANUFACTURING PROCESS. Subject to the restrictions in this Section 2.2(d), Supplier may terminate the use of any Manufacturing Services at the Supplier Manufacturing Facility designated as an "END-OF-LIFE PROCESS" or a "last-time-build" package type. At least eighteen
(18) months prior to the date the discontinuance of such process or package manufacturing will commence, Supplier shall provide Buyer with written notice of its intent to terminate such Manufacturing Service. Buyer may identify a suitably qualified alternative supplier (the "FOLLOW-ON SUPPLIER"), which selection shall be subject to Supplier's approval (which shall not be unreasonably withheld or delayed). Upon selection of a qualified alternative supplier, Supplier shall prepare a transition plan specifically designed to ensure that there is minimal interruption in Buyer's supply of Manufacturing Services arising in the transfer of production to the Follow-On Supplier and obtain Buyer's written approval of such transition plan (which shall not be unreasonably withheld or delayed); however, failure to obtain Buyer's written approval shall not serve as grounds to extend the eighteen (18) month notice described in this Section 2.2(d). Supplier will at Buyer's expense, pre-approved by Buyer (which shall not be unreasonably withheld or delayed), work with Buyer to perform the transition in accordance with the Buyer-approved plan and will take commercially reasonable steps to ensure a smooth transition. In addition, Buyer will have the right, until the expiration of eighteen (18) months from the date of Supplier's notice of discontinuance, to submit Purchase Orders for packages to be manufactured, or tested with such Manufacturing Services within such eighteen (18) month period. Buyer acknowledges that all such Purchase Orders placed during months seven (7) to eighteen (18) of the eighteen (18) month notice period for Manufacturing Services processed with an End-of-Life-Process (i) are non-cancelable and except for non conforming Devices are non-returnable, and (ii) unless mutually agreed otherwise, such Purchase Orders will not exceed the total quantity of such Manufacturing Services or Devices manufactured, packaged, or tested with such End-of-Life Process ordered during the eighteen (18) month period immediately prior to the end-of-life notice provided under this section. The foregoing obligations are in addition to Supplier's other obligations under this Mexicali Agreement.

              (e) CLOSING OF SUPPLIER MANUFACTURING FACILITY. Supplier shall notify Buyer at least eighteen (18) months prior to the date that Supplier intends to commence any closure, in whole or in part, of the Supplier Manufacturing Facility. If Buyer elects to do so, Buyer may identify a suitably qualified alternative supplier of Manufacturing Services (the "FOLLOW-ON SUPPLIER"), and subject to Supplier's approval (which shall not be unreasonably withheld or delayed). Supplier shall prepare a transition plan specifically designed to ensure that there is minimal interruption in Buyer's supply of Manufacturing Services arising in the transfer to the Follow-On Supplier and obtain Buyer's written approval of such transition plan (which shall not be unreasonably withheld or delayed); however failure to obtain Buyer's written approval shall not serve as grounds to extend the eighteen (18) month notice described in this Section 2.2(e). Supplier will seek to perform the transfer of Manufacturing Services in accordance with the Buyer-approved plan and will at Buyer's expense take all commercially reasonable steps to ensure a smooth transition of the Manufacturing Services. Buyer shall reimburse Supplier for Supplier's reasonable direct and indirect expenses incurred by Supplier, and pre-approved by Buyer, in transitioning such technology to the designated facility. Buyer will have the right, until the expiration of such eighteen (18) month period, to continue to submit Purchase Orders for Devices and Services to Supplier for delivery within such eighteen (18) month period. Supplier will continue to manufacture, supply, and provide to Buyer, in accordance with the purchase procedures in Section 3, any such Devices and Services that are ordered. Buyer acknowledges that all such Purchase Orders placed during months seven (7) to eighteen (18) of the eighteen (18) month notice period for Devices or Services (i) are non-cancelable and except for non-conforming products are non-returnable and (ii) unless mutually agreed otherwise, will not exceed the total quantity of such Manufacturing Services or Devices manufactured, packaged, or tested with such End-of-Life Process ordered during the eighteen (18) month period immediately prior to the end-of-life notice provided under this section. The foregoing obligations are in addition to Supplier's other obligations under this Mexicali Agreement.

              (f) SUPPLY INTERRUPTIONS. If at any time Supplier fails for any reason (including, without limitation, force majeure events, discontinuance of manufacturing process or closing of the Supplier Manufacturing Facility) to fulfill its supply obligations under this Mexicali Agreement, Buyer's obligation under Section 2.l(a) shall be reduced, for the period of supply interruption, by the volumes Supplier failed to supply, or the minimum quantity of Devices or Services Supplier is required to obtain from alternate source(s), whichever is greater. This Section 2.2(f) shall not limit any other rights or remedies Buyer may have for a breach of this Mexicali Agreement or otherwise.

              (g) PBGA SUPPLY OBLIGATIONS. Supplier agrees to use reasonable commercial efforts to support Buyer's requirements for PBGA Device assembly and subsequent testing, that are currently qualified and sole sourced as of the Effective Date, as per a rolling four (4) month forecast. Supplier agrees to provide these PBGA services at the pricing as established per the ABC Costing Model, and without warranties. Supplier shall manufacture such PBGAs for a minimum of twenty four (24) months from the Effective Date, subject to the provisions of Sections 2.2(d) and (e). PBGAs purchased under this Agreement shall not be counted toward Buyer's Purchase Commitment. All other terms and conditions shall be as mutually agreed.

3.     DEVICE PURCHASES.

       3.1    SCOPE AND PROCESS TECHNOLOGIES.

              (a) DEVELOPED AND QUALIFIED. Upon receipt of an applicable Purchase Order, Supplier shall provide management, planning, and procurement of Devices and Services for Buyer. Buyer will have the right to purchase Devices and Services in production, or released to production, at the Supplier Manufacturing Facility as of the Effective Date pursuant to the terms and conditions of this Mexicali Agreement including Exhibit G.

              (b) NEW OR NON-STANDARD PROCESS TECHNOLOGIES. Unless otherwise mutually agreed to by the Parties, Supplier shall have no obligation to provide Devices and Services manufactured or provided through the use of any new or non-standard Process Technologies.

       3.2    FORECASTS AND COMMITMENTS.

              (a) On or about the last day of each calendar month during the term of this Mexicali Agreement, Buyer will provide to Supplier a rolling non-binding forecast, covering a minimum period of fifteen (15) months. Buyer's forecasts are for planning purposes only and will not bind Buyer in any respect. Before the end of each week, Buyer will provide an updated thirteen (13) week forecast. The first three (3) weeks (nearest the current date) are considered and will reflect firm orders. Week 1 (nearest the current date) will reflect a current week of work in process and Weeks two (2) and three (3) will reflect two
(2) frozen weeks of committed assembly outs and test outs. Each such forecast will include, as applicable: (i) assembly outs by package type and (ii) test outs by tester platform. Except as otherwise specifically set forth in Section 2.1(a), only a written Purchase Order delivered in accordance with Section 3.3 will bind Buyer to purchase specified volumes of Devices or Services. Buyer agrees to place Purchase Orders sufficient to commit and bind the committed portions of the forecast described in this Section 3.2(a). Purchase Orders will accurately reflect the first three (3) weeks of the thirteen (13) week forecast and will be approved by an authorized representative of Buyer.

              (b) Except as to Weeks 1, 2, and 3 (as described above), Buyer may change or update the forecasts delivered hereunder at any time upon notice to Supplier.

              (c) Buyer acknowledges that Supplier may rely on Buyer's thirteen (13) week forecasts for purposes of materials and production planning. Without limitation, Buyer shall not hold Supplier accountable for any inability to deliver Devices or Services which are required either in excess of Supplier's predicted quantities or without suitable lead time to allow for the acquisition of necessary materials, production capacity or other resources.

       3.3 PURCHASE ORDERS AND RELEASES. Buyer will submit Purchase Orders to Supplier to cover Buyer's expected purchases of Devices and Services. Buyer will then submit Purchase Order Releases on a regular basis, as agreed upon by the Parties, to any Blanket Purchase Orders. Each Purchase Order for Devices and Services will specify, as appropriate, the applicable Purchase Order, Device part number and revision level, quantity required by Buyer, Price, requested delivery date, ship-to address, and other applicable information as determined by Buyer. Notwithstanding the receipt of a Blanket Purchase Order, Supplier will not commence manufacturing of the Devices or providing the Services under a Blanket Purchase Order until Buyer has issued a Purchase Order Release. As a minimum, Purchase Orders must cover the committed portion of the forecast.

       3.4 ACCEPTANCE AND ACKNOWLEDGEMENT. All of Buyer's Purchase Orders for Devices and Services, insofar as not exceeding the Purchase Commitment shall be accepted and fulfilled by Supplier in accordance with the delivery dates specified therein, provided that the dates requested are consistent with the required Cycle Time for such Device or Service set forth in Exhibit A. For Services and Devices in excess of the Purchase Commitment, Supplier shall use commercially reasonable efforts to accept and fulfill such Purchase Orders. Within three (3) business days after receipt of each Purchase Order, Supplier will acknowledge such Purchase Order in writing by fax, e-mail notice, or electronic data interchange ("EDI") to Buyer's purchasing agent identified on the face of the Purchase Order. Such acknowledgement will include Supplier's committed delivery date for the order; provided that, in establishing such delivery date, Supplier shall use commercially reasonable efforts to comply with the delivery dates specified in Buyer's Purchase Order and to meet or reduce the Device and Service Cycle

Times set forth in Exhibit A. The Device and Service Cycle Times set forth in Exhibit A shall be updated quarterly, upon mutual agreement of the Parties. If at any time during the production of such Devices or providing of such Services Supplier believes or becomes aware that the delivery may be delayed by more than one (1) business day, Supplier shall promptly provide Buyer with written notice of such delivery date change or any applicable quantity change. Such report shall be referred to as an "EXCEPTION REPORT" and any Devices or Services not specifically identified in an Exception Report shall be delivered by Supplier no later than the committed delivery date.

       3.5 DEVICE LOTS; EXPEDITED SERVICES. Unless otherwise agreed to in writing by the Parties, Production Device Lots shall be ordered by Buyer and delivered by Supplier in Lots of one thousand five hundred (1500) Devices to five thousand (5000) Devices, and Engineering Device Lots shall be ordered by Buyer and delivered by Supplier in Lots of a maximum of one thousand (1000) Devices.

              (a) EXPEDITED LOTS. At Buyer's request, Supplier will use commercially reasonable efforts to provide priority processing of Production Device Lots and Engineering Device Lots at no additional cost to Buyer. Notwithstanding the foregoing, if the quantity of expedited lots requested by Buyer exceeds six (6) Lots in process at any given time during the first year of the Agreement, four (4) Lots during the second year of the Agreement and two (2) Lots during the third year of the Agreement, the fee for such additional Lots shall be five-hundred dollars ($500) per Lot. Buyer acknowledges that excessive Lot expediting activity could increase Cycle Time for other products.

              (b) ENGINEERING LOTS. Engineering Lot pricing shall include a set-up charge per lot of three-hundred and fifty dollars ($350) and a standard cost charged monthly as identified in Exhibit B.

       3.6 CANCELLATION AND MODIFICATIONS TO ORDERS. Except as otherwise provided in this Mexicali Agreement, Buyer may cancel, modify or reschedule a Purchase Order (in whole or in part) as set forth in this Section 3.6; provided that Buyer meets its Purchase Commitments.

              (a) CANCELLATION BEFORE PROCESS START. For each Purchase Order before processing the Devices or performance of the Services is started, Buyer may cancel or modify a Purchase Order (in whole or in part) without penalty by delivering to Supplier a written notice of cancellation or modification. Such cancellation shall be without charge or penalty, except that Buyer shall be obligated to purchase and pay for any materials acquired in respect of Supplier's anticipated production or Services for Buyer as identified in Section 5.l(d).

              (b) CANCELLATIONS AFTER PROCESS START. If Buyer cancels a Purchase Order after the date the processing of such Devices and/or Services has been started, then Supplier shall discontinue all work on the Devices and/or Services, return the Devices to Buyer, and as Buyer's sole liability, and Supplier's sole remedy, for such cancellation, Buyer will pay the full price for all such Devices and/or Services as specified in Exhibit B pursuant to Supplier's invoice.

              (c) RIGHT TO CANCEL. Supplier will indicate a delivery date for Devices and/or Services ordered by Buyer in Supplier's acknowledgement of receipt of Buyer's Purchase Orders. After such notice has been given, any Devices and/or Services delivered to Buyer will be deemed timely delivered if delivery is made within fifteen (15) days of such acknowledged delivery date. During this fifteen (15) day period, Supplier and Buyer agree to have management of each company discuss the reasons for the delay and the possible provision of expedited services. If delivery is not made within fifteen (15) days from the acknowledged delivery date, then Buyer may cancel its Purchase Order for the delayed Devices and will not be liable for payment of the delayed Devices or Services. Buyer will be relieved from his Purchase Commitment in the amount equal to all orders canceled by Buyer due to this Section 3.6(c).

              (d) LOT HOLDS AFTER PROCESS START. Buyer may place up to one hundred (100) Lots on hold at any one time by delivering to Supplier a written hold notice. After being held for a period of thirty (30) days, the Lots will be considered inactive and Buyer shall pay for all such Devices and/or Services in such Lots, as specified in Exhibit B. After Lots have been held for a period of ninety (90) days, Supplier has the right to dispose of the Lots.

       3.7 MATERIALS. Supplier shall be responsible for procuring all materials required to manufacture the quantity of Devices and Services, as forecasted and ordered by Buyer. When purchasing such materials, Supplier shall, at a minimum, procure quantities of materials in such volume to cover shrinkage and scrap associated with the assembly, test processes and final packing. Notwithstanding the foregoing, Buyer shall be responsible pursuant to Section 5.l(b) for actual costs of material incurred by Supplier in procuring up to thirteen (13) weeks of Unique Material (including, without limitation, leadframes, substrates, trays).

       3.8 SURGE CAPACITY. At any time after Buyer's submission of a Purchase Order, Buyer may request an increase in the number of Devices to be purchased or Services to be provided (an "INCREASE NOTICE"). If Buyer submits an Increase Notice for additional Devices or Services, in order to meet a Purchase Commitment, such additional orders on the Increase Notice will be accepted by Supplier. If Buyer submits an Increase Notice for additional Devices or Services that are not necessary to meet the Purchase Commitment, Supplier shall use reasonable commercial efforts to provide surge capacity and accept the Increase Notice so long as Buyer's aggregate daily production volume does not exceed 110% of the aggregate daily average production volume described in Buyer's then-current 13-week forecast. If Supplier cannot meet the delivery dates specified by Buyer in an accepted Increase Notice, Supplier shall promptly notify Buyer in writing and Buyer may, at its discretion, reduce or cancel such Increase Notice. Supplier shall use reasonable commercial efforts to deliver all such Devices and provide all such Services within the delivery dates specified. Notwithstanding the foregoing, Supplier shall not be obligated to provide surge capacity for any package style exceeding the total available capacity of the Supplier Manufacturing Facility as identified in this Section 3.8. Notwithstanding the above, surge capacity within package types will be limited to material availability (including without limitation, die availability) and Supplier will not be liable for its failure to provide surge capacity if material is not available due to reliance on Buyer's forecast.

       3.9 RISK PRODUCTION. At Buyer's request, as mutually agreeable to both Parties, and subject to an applicable Purchase Order or Purchase Order Release, Supplier shall consider Buyer's request to provide Risk Production to Buyer. With all Purchase Orders for Risk Production, Buyer shall provide a written statement setting forth the risk factors or any special circumstances related to the Risk Production and specifying the Lot size and quantity of Risk Production which Buyer requests be provided. Supplier's acknowledgement, including modifications to such written statement included as part of Buyer's Purchase Order for Risk Production, shall be deemed Supplier's acknowledgement of such risks or circumstances. If the Parties cannot agree on the risk factors or any special circumstances related to the Risk Production, Buyer may cancel the applicable Purchase Order. Supplier shall use reasonable commercial efforts to provide processing of Risk Production consistent with its ongoing operations and other business. Risk Production is offered as a Service hereunder. WITHOUT LIMITATION, SUPPLIER EXTENDS NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO RISK PRODUCTION BEYOND SUPPLIER'S UNDERTAKING TO USE REASONABLE COMMERCIAL EFFORTS IN THE COURSE OF THE MANUFACTURING OF RISK PRODUCTION. Without limitation, compliance with the Quality Specifications and Section 7.1 and Section 7.2 shall not apply to Risk Production.

       3.10 REWORK. Upon Buyer's request and as accepted in Supplier's acknowledgement, Supplier shall provide Device rework Services for Buyer. Buyer shall pay Supplier, in accordance with the pricing set forth in Exhibit B, for rework Services performed by Supplier for any reason other than as required by
Section 7. No warranty is provided by Supplier for such reworked devices. If pricing is not stated in Exhibit B, then the Parties shall mutually agree on costs and pricing for such rework processing.

       3.11 NRE SERVICES. At Buyer's request, Supplier shall provide non-recurring engineering services for new packages, Devices or Services. The Parties shall negotiate in good faith the terms and conditions and any applicable costs associated with such engineering services.

4.     DELIVERY AND ACCEPTANCE OF DEVICES.

       4.1 DELIVERY PROCEDURE. All Devices shipped by Supplier to Buyer under this Mexicali Agreement will be accompanied by appropriate documentation regarding shipping location, Lot identification numbers, Buyer product number, quantity shipped, customer name, shipping date, and purchase order number and such other information reasonably requested by Supplier. At Buyer's option, shipped Devices may also include relevant testing data in either hard or soft copy, and may be accompanied by an exception report, to the extent that one exists.

              (a) TITLE AND RISK OF LOSS. Buyer shall retain title and risk of loss for any and all die and other material provided by Buyer to Supplier for Manufacturing Services.

              (b) SHIP ALERT. Supplier will use commercially reasonable efforts to provide Buyer with a ship alert within one (1) business day after a shipment is made. Such ship-alert will include the freight carrier, bill number, and number of boxes shipped, as well as the information provided on the packing list.

       4.2 DEVICES. Supplier shall process all deliveries of Devices in inventory, and Devices provided by Buyer for Manufacturing Services, in accordance with the shipping instructions included in the Delivery Note or otherwise communicated to Supplier in writing. Supplier processing shall include those processes set forth in Exhibit I. Supplier shall use reasonable commercial efforts to complete all such processing within one (1) business day from the receipt of the Delivery Note.

       4.3 DEVICE LOGISTICS. Supplier will provide handling and receiving services and finished goods storage for Buyer as further described in Exhibit I. Supplier shall use reasonable commercial efforts to complete all such processing within one (1) business day from the receipt of the goods. Upon Buyer's request and at no additional cost to Buyer, Supplier shall hold Devices in finished goods storage for a period not to exceed fifteen (15) months.

       4.4 SHIPPING ARRANGEMENTS. Supplier will use commercially reasonable efforts to comply with any special shipping instructions specified on Buyer's Purchase Order or Buyers Delivery Note. In the absence of any such instructions, Supplier will determine the method of shipment and select the carrier. Buyer will pay, or reimburse Supplier for all shipping and handling charges. If Supplier is required to pay such charges to the carrier, Supplier will include such charges, as a line item in an invoice to Buyer and Buyer will pay such amount in accordance with Section 5.l(a).

5.     PRICING AND PAYMENTS.

       5.1    PRICING AND INVOICES.

              (a) PAYMENTS FOR ORDERED DEVICES. Supplier will invoice Buyer for Devices and/or Services at the applicable Device or Service price calculated pursuant to Exhibit B in effect on the date of the invoice. Each such invoice shall be dated on or after the delivery into assembly finished goods or finished goods and shall be itemized as agreed to by both Parties. The Parties agree that the standards set forth in Exhibit B may be revised from time to time upon the mutual agreement of the Parties. Buyer will pay any amounts due on such invoices within thirty (30) days of receipt of the invoice.

              (b) INACTIVE MATERIAL. Material purchased to support Buyer forecasts, as set forth in Section 3.8, which is not consumed within one hundred eighty (180) days of receipt will be considered "INACTIVE MATERIAL."

                    (i) Supplier may invoice Buyer for Supplier's cost of all Inactive Material and handling expenses and Buyer shall pay such invoice within thirty (30) days of its receipt. Upon receipt of such payment, the Inactive Material will then be segregated as Buyer furnished material and, if consumed between day one-hundred eighty one (181) and one (1) year of receipt by the Buyer, will be credited toward future assembly Purchase Orders at Supplier's cost as paid by Buyer.

                    (ii) Subject to receipt of payment, Inactive Material not consumed within one (1) year of receipt will, at Buyer's option, be scrapped processed for reclaim, or returned to Buyer.

              (c) FINAL TEST YIELD RECONCILIATION. Supplier and Buyer shall perform a final test yield reconciliation to adjust test services pricing on a monthly basis. The actual yield will be compared with the financial standard yield. The yield variance will be calculated as the delta between the financial standard cost yield used for setting standards and the actual yield. Adjustments made to correct yield transactions should also be taken into consideration. A credit or debit memo will be issued from the Supplier to Buyer.

              (d) MATERIAL PRICE REDUCTIONS. The Standard Price for materials in year two (2) will be the lower of five percent (5%) less than the Standard Price of the materials as of the Effective Date in year one (1) or the actual cost as determined at the end of year one (1). The Standard Price of materials in year three (3) will be the lower of five percent (5%) less than year two (2) Standard Price or the actual cost as determined at the end of year two (2).

              (e) MATERIAL SAVINGS. Supplier shall credit to Buyer's account all Unique Material Savings. The mechanism by which Common Material Savings will be calculated is by the process of comparing the planned Purchase Order prices, shown in Exhibit B, with the invoice price. Common Material Savings shared will be based on activity volume. The percentage shared with Buyer will be equal to the Buyer assembly starts divided by the total assembly starts. Although material savings will be calculated as set forth above, price increases shall not be passed on to Buyer. The Parties will use reasonable commercial efforts to calculate the material savings on a monthly basis. However, by mutual agreement, the Parties may elect to calculate the material savings on a quarterly basis only.

       5.2 CREDIT REQUIREMENTS. If based on a then-current credit report of a Buyer Spin-off, Supplier has an issue with the credit of such Buyer Spin-off, Supplier shall notify such Buyer Spin-off in writing of such issue and Buyer Spin-off shall have a period of sixty (60) days to resolve the credit issue. If such issue is not resolved within such sixty (60) day period, Supplier reserves the right to limit Buyer

Spin-off's purchases to a reasonable amount, such amount to be based on a then-current credit report of the Buyer Spin-off and mutually agreed to by Supplier and Buyer Spin-off. The foregoing shall apply to Buyer Spin-off, notwithstanding Buyer Spin-off entering into a separate agreement with Supplier and assuming the rights and obligations of "Buyer" hereunder. In addition, in the event Buyer (i.e., Conexant Systems, Inc.) does not make timely payment on Supplier's invoices and such issue is not resolved within sixty (60) days' of receipt of Supplier's written notice of such payment delays, Supplier reserves the right to limit Buyer's purchases to a reasonable amount, such amount to be based on a then-current credit report of Buyer and mutually agreed to by Supplier and Buyer.

       5.3 COSTS. Except as otherwise provided herein or agreed to in writing by the Parties, each Party will be solely responsible for the costs and expenses it incurs in performing its obligations under this Mexicali Agreement.

       5.4 TAXES. Buyer will be responsible for payment of any and all taxes or related governmental charges, including without limitation all sales, use, excise, and other taxes and duties ("TAXES") imposed on or arising from Buyer's purchase of Devices or Services under this Mexicali Agreement, excluding any Mexican IVA (value added) tax, duties, and taxes on the net income or net worth of Supplier. Based on the Parties' understanding that all Devices will be exported outside of Mexico, the Parties understand that no IVA or duties will be payable. In the event either Party's requirements cause IVA or duties to be assessed, such IVA and duties will be borne by the Party that causes the imposition of IVA or duties. Supplier shall use reasonable commercial efforts to minimize Taxes within Supplier's control. Taxes shall be specifically identified by Supplier as a separate line item on Supplier's invoices provided pursuant to
Section 5.1. Upon Buyer's request, Supplier will provide Buyer with copies of official receipts for the payment of any such Taxes, and any other information and documents Buyer may reasonably request in order to verify the payment of such amounts to the appropriate governmental entity.

6.     TRACKING AND REPORTING.

       6.1 TRACKING. All Devices manufactured and delivered by Supplier to Buyer shall have backward and forward traceability, for a minimum period of two
(2) years, sufficient to enable Supplier to identify (i) the processes and materials used in the manufacture of such Devices; (ii) the batches or Lots of such materials; and (iii) other Devices in the same or sequential Lots. Such information shall be provided to Buyer, upon Buyer's request.

       6.2 REPORTING REQUIREMENTS. Supplier shall provide Buyer with the reports specified in Exhibit J in accordance with frequency or schedule set forth therein. All such reports shall be in writing and provided to Buyer in the form (e.g., electronic form) specified in Exhibit J or otherwise mutually agreed to in writing by the Parties.

       6.3 RECORDS AND AUDITS. For the term of this Mexicali Agreement and for five (5) years thereafter, Supplier shall maintain complete, current and accurate records documenting all amounts charged to Buyer. To ensure compliance with the terms of this Mexicali Agreement, Buyer or its designated representative that is bound by a confidentiality agreement, shall have the right to conduct an inspection and audit of all the relevant manufacturing and accounting books and records of Supplier, and to obtain true and correct photocopies thereof, during regular business hours at Supplier's offices. Any and all information reviewed by Buyer, its representative or the third party auditor under this Section 6.3 is Confidential Information as described in
Section 9 of this Mexicali Agreement. Buyer shall provide Supplier with at least thirty (30) days' advance notice of any such audit and the audit shall be conducted in a manner that does not unreasonably interfere with Supplier's normal business activities. In no event shall such audits be conducted more frequently than once every year. If any such audit should disclose any overcharges, Supplier shall promptly reimburse Buyer for any overpaid amounts, together with interest thereon at four percent (4%) over the prime rate quoted from time to time in the Wall Street Journal, or the highest rate allowable by law, whichever is less, from the date such amount was paid until reimbursed by Supplier. If the audit reveals that Supplier has overcharged Buyer by five percent (5%) or more of the amounts paid during such audited period, then Supplier shall promptly reimburse Buyer for all actual expenses incurred by Buyer in connection with the audit.

7.     WARRANTY AND DISCLAIMER.

       7.1 DEVICE WARRANTY. For a period of ninety (90) days from the date of delivery (the "DEVICE WARRANTY PERIOD"), Supplier warrants that the Devices delivered hereunder will conform to the applicable Specifications, will be manufactured in accordance with the Quality Specifications specified in Exhibit D, and will be free from defects in material, manufacturing and workmanship. Supplier shall, at Buyer's option, promptly provide replacement Manufacturing Services relating to such defective Devices or credit Buyer's account for the amount paid by Buyer for such defective Devices. This warranty shall not apply to Devices which, after delivery to Buyer, have been (i) repaired or altered (except by, or under the direction of, Supplier) or (ii) damaged or subjected to abuse or misuse. Warranty claims hereunder shall be made by Buyer by making a written warranty claim within the Device Warranty Period. Except as otherwise instructed by Supplier, Buyer shall return all defective Devices to Supplier for inspection. Before returning Devices, Buyer shall request in writing and obtain a Return Materials Authorization ("RMA") number from Supplier, and Supplier shall be obligated to review such request and provide the RMA within two (2) business days of receipt of such request, and Buyer agrees to display such RMA number on the packaging of such returned Devices. Replacement Devices will be warranted in accordance with this Section 7.1. THE FOREGOING REPRESENTS BUYER'S SOLE REMEDY AND SUPPLIER'S SOLE LIABILITY IN THE EVENT OF A BREACH OF THE DEVICE WARRANTY IN THIS SECTION 7.1.

       7.2 SERVICES WARRANTY. For a period of ninety (90) days from completion of performance of the applicable Service (the "SERVICES WARRANTY PERIOD"), Supplier warrants that such Services will be provided in accordance with the performance metrics mutually agreed by the Parties including quality, yield, and Cycle Time and, in any event, in a professional and workmanlike manner. If, during the Services Warranty Period, Supplier is notified in writing of any breach of this warranty, then Supplier shall, at Buyer's option, and as Supplier's sole liability with respect to such breach of warranty, promptly re-perform such Services or credit Buyer for such Services. Re-performed Services will be warranted in accordance with this Section 7.2. THE FOREGOING REPRESENTS BUYER'S SOLE REMEDY AND SUPPLIER'S SOLE LIABILITY IN THE EVENT OF A BREACH OF THE SERVICES WARRANTY IN THIS SECTION 7.2.

       7.3 DISCLAIMERS. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS MEXICALI AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED OR OTHERWISE, IN CONNECTION WITH THIS MEXICALI AGREEMENT OR ANY DEVICES OR SERVICES PROVIDED UNDER THIS MEXICALI AGREEMENT, AND EACH PARTY SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE AND NONINFRINGEMENT.

8.     INDEMNIFICATION.

       8.1    INDEMNIFICATION OBLIGATIONS.

              (a) BUYER INDEMNITY. Buyer will defend at its own expense any claim, suit, or action (collectively, "CLAIMS") asserted or brought against Supplier by a third party to the extent that such Claim is based on a claim that Supplier's compliance with Buyer's specifications or designs in the production or sale of Devices or Services required the infringement of any United States or Mexican patent or misappropriation of any trade secret (a "BUYER
INFRINGEMENT CLAIM"). Buyer will pay such damages awarded against Supplier by a court of competent jurisdiction, or agreed to in a monetary settlement of any such Claim by Buyer, to the extent that such damages are directly attributable to a Buyer Infringement Claim. Buyer's indemnification obligation will not apply to Buyer Infringement Claims that result from or are attributable to (a) any modifications, combinations, or improvements made to the design or specification as furnished to Supplier by Buyer (except for modifications, combinations and improvements requested by Buyer); or (b) use of the design or specification by Supplier for any purpose other than providing Devices or Manufacturing Services to Buyer, if such claim under (a) or (b) would not have arisen but for such modification, combination, improvement or use.

              (b) SUPPLIER INDEMNITY. Supplier will defend at its own expense any Claims asserted or brought against Buyer by a third party to the extent that such Claim is based on a claim that Supplier's technology, equipment, or methods used to manufacture the Devices or to provide the Services infringes any United States or Mexican patent or misappropriates any trade secret (a "SUPPLIER INFRINGEMENT CLAIM"). Supplier will pay such damages awarded against Buyer by a court of competent jurisdiction, or agreed to in a monetary settlement of any such Claim by Supplier, to the extent that such damages are directly attributable to a Supplier Infringement Claim. Supplier's indemnification obligation will not apply to Supplier Infringement Claims that result from, or are attributable to: (a) compliance with Buyer's designs or specifications; (b) any modifications, combinations, or improvements made to the Devices after delivery to Buyer; or (c) use of the Devices or Services for any unintended purpose, if such claim under (a), (b) or (c) would not have arisen but for such compliance, modifications, combination, improvement or use. In the event the Devices or Services are deemed to infringe and their manufacture, use or sale is enjoined, Supplier shall, at its option, either (i) arrange for Buyer to have the right to continue using the Devices or receiving the Services, or (ii) provide replacements for the Devices or Services with non-infringing comparable devices or services meeting Buyer's requirements. If neither of the foregoing in
(i) or (ii) are commercially practicable, then Supplier shall accept return of the Devices, discontinue the Services, and refund Buyer's purchase price in respect of the Devices and/or Services, as the case may be.

       8.2 CONDITIONS. The obligations of the indemnifying Party (the "INDEMNIFYING PARTY") under this Section 8 with respect to a Buyer Infringement Claim or Supplier Infringement Claim (as applicable) (an "INFRINGEMENT CLAIM") are subject to the following conditions: (a) the indemnified Party (the "INDEMNIFIED PARTY") must promptly notify the Indemnifying Party in writing of such Infringement Claim; (b) the Indemnifying Party must have sole control of the defense and settlement of the Infringement Claim; and (c) the Indemnified Party must fully cooperate with and provide reasonable assistance to the Indemnifying Party in the defense and settlement of such Infringement Claim (which includes furnishing to the Indemnifying Party all evidence in the possession of the Indemnified Party that is relevant to such Infringement Claim). Solely to the extent a proposed settlement or stipulated judgment adversely affects the Indemnified Party, the Indemnifying Party will not accept a settlement or stipulated judgment of any Buyer Infringement Claim or Supplier Infringement Claim (as applicable) without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed. The Indemnifying Party will have no liability under this Section 8 for any costs, losses, liabilities, or damages resulting from the willful acts of the Indemnified Party or any settlement or compromise incurred or made by the Indemnified Party without the Indemnifying Party's prior written consent. The Indemnified Party will have the right to participate, at its own expense, in the defense or settlement of the Infringement Claim.

       8.3 SOLE AND EXCLUSIVE REMEDY. THIS SECTION 8 STATES THE INDEMNIFYING PARTY'S ENTIRE LIABILITY AND THE INDEMNIFIED PARTY'S SOLE REMEDY WITH RESPECT TO THE INFRINGEMENT, VIOLATION, OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY ARISING FROM OR RELATING TO THIS MEXICALI AGREEMENT. EACH PARTY'S OBLIGATIONS UNDER THIS SECTION 8 ARE SUBJECT TO THE LIMITATIONS OF LIABILITY SET FORTH IN SECTION 10.

9.     CONFIDENTIALITY.

       9.1 CONFIDENTIALITY OBLIGATIONS. The receiving Party ("RECIPIENT") will hold the Confidential Information of the disclosing Party ("PROVIDER") in strict confidence and, except as set forth herein or allowed under Section 9.2, will not disclose, provide, or otherwise make available such Confidential Information to any person other than Recipient's employees and independent contractors who need to have access to such Confidential Information in order for the Recipient to exercise its rights or perform its obligations under this Mexicali Agreement. The Recipient will inform each such employee and independent contractor of the Recipient's confidentiality obligations under this Mexicali Agreement, and will ensure that each such employee and independent contractor has signed a non-disclosure agreement containing terms no less restrictive than the terms of this Section 9. Each Party will be liable for any breach of this
Section 9.1 by any of its employees or independent contractors. The Recipient will use the Provider's Confidential Information solely to exercise its rights or perform its obligations under this Mexicali Agreement and for no other purpose. The Recipient will protect the confidentiality of the Provider's Confidential Information using at least the same efforts Recipient uses to protect its own confidential and proprietary information of similar nature, but in no event less than reasonable efforts. The Recipient will return the Provider's Confidential Information to the Provider promptly upon the Provider's request or termination of this Mexicali Agreement; provided that, if the Recipient has continuing rights or obligations or liabilities under this Mexicali Agreement, the Recipient may retain a copy of any Provider Confidential Information reasonably required to exercise its rights or perform such obligations solely for the period of time required to meet such obligations. Supplier acknowledges and agrees that Buyer may disclose the Confidential Information of Supplier to Buyer Subsidiaries and employees of such Buyer Subsidiaries, in accordance with the restrictions set forth above and Buyer will be liable for any breach of this Section 9.1 by such Buyer Subsidiaries or its employees.

       9.2 EXCEPTIONS. Disclosure of Confidential Information will be permitted to the extent required to comply with a valid order of a court or governmental authority with jurisdiction over the Recipient, provided that the Provider has been given timely notice of such requirement and that the Recipient must cooperate with the Provider to limit the scope and effect of such order. The Recipient's obligations under Section 9.1 with respect to any Confidential Information of the Provider will terminate if and when the Recipient can prove by clear and convincing evidence that such Confidential Information (i) was rightfully in possession of the Recipient, without restriction, prior to disclosure; (ii) was rightfully received by the Recipient without restriction from a third party not owing a duty of confidentiality to the Provider; (iii) is generally available to the public without fault of the Recipient; or (iv) is independently created by the Recipient.

       9.3 CONFIDENTIALITY OF THIS MEXICALI AGREEMENT. Neither Party will disclose any terms of this Mexicali Agreement to anyone other than (i) its attorneys, accountants, and other professional advisors under a duty of confidentiality; (ii) its subsidiaries, spin-offs, and, in the event of a merger or acquisition, prospective successor, all of the foregoing under a duty of confidentiality; and (iii) as required by law or pursuant to a mutually agreeable press release.

       9.4 INJUNCTIVE RELIEF. Each Party acknowledges and agrees the other Party would suffer irreparable harm for which monetary damages would be an inadequate remedy if there were a breach of obligations under Section 9.1. Each Party further acknowledges and agrees that equitable relief, including injunctive relief, would be appropriate to protect the other Party's rights and interests if such a breach were to arise, were threatened, or were asserted.

10.    LIMITATIONS OF LIABILITY.

       10.1 DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS MEXICALI AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR EXEMPLARY DAMAGES ARISING FROM THE SUBJECT MATTER OF THIS MEXICALI AGREEMENT, REGARDLESS OF THE TYPE OF CLAIM AND EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

       10.2 LIABILITY LIMITATION. EXCEPT AS SPECIFICALLY AND EXPRESSLY PROVIDED BELOW, IN NO EVENT WILL EITHER PARTY'S AGGREGATE, CUMULATIVE LIABILITY TO THE OTHER ARISING OUT OF OR RELATING TO THIS MEXICALI AGREEMENT, INCLUDING ANY APPLICABLE PENALTIES, EXCEED THE GREATEST OF: (a) $250,000 OR (b) THE AGGREGATE OF ALL AMOUNTS PAID AND OWED TO SUPPLIER PURSUANT TO THIS MEXICALI AGREEMENT DURING THE PRECEDING 12-MONTH PERIOD. BUYER'S LIABILITY FOR PURCHASE COMMITMENTS AS DEFINED IN SECTION 2.1(a) WILL NOT BE LIMITED BY THIS SECTION
10.2. THIS LIMITATION ON LIABILITY IS CUMULATIVE WITH ALL PAYMENTS BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF ONE OR MORE CLAIMS OR SUITS WILL NOT ENLARGE THE LIMIT.

       10.3 BASIS OF BARGAIN. EACH PARTY ACKNOWLEDGES THAT THE MUTUAL LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION 10 REFLECT THE ALLOCATION OF RISK SET FORTH IN THIS MEXICALI AGREEMENT AND THAT EACH PARTY WOULD NOT ENTER INTO THIS MEXICALI AGREEMENT WITHOUT THESE LIMITATIONS ON LIABILITY.

11.    TERM AND TERMINATION.

       11.1 TERM. This Mexicali Agreement will take effect on the Effective Date and will remain in effect for a period of three (3) years from the Effective Date (the "INITIAL TERM"), unless earlier terminated in accordance with this Section 11. Following the Initial Term, this Mexicali Agreement may be renewed for additional one-year renewal terms (each a "RENEWAL TERM"), upon mutual agreement of the Parties.

       11.2 TERMINATION. This Mexicali Agreement, or any Purchase Order issued hereunder, may be terminated as follows:

              (a)   immediately upon written agreement of the Parties;

              (b) immediately upon the expiration of the ninety (90) day cure period, if a Party materially breaches any section of this Supply Agreement and such breach is not cured within ninety (90) days after written notice of such breach is furnished by the non-breaching Party;

              (c) by either Party, at its discretion immediately upon providing written notice to the other Party, if within any period of twelve (12) months there are five (5) or more material breaches or failures by the other Party that would constitute grounds for termination pursuant to this Section
11.2 (without giving effect to cure periods), regardless of whether such breaches or failures were cured within the applicable cure periods and provided that: (i) such repeated material breaches collectively have a material impact on the non-breaching Party's business, and (ii) the Parties have failed to satisfactorily resolve the material breach issue in accordance with the escalation procedure set forth in Section 12.3;

              (d) subject to Section 2.2(e), immediately in the event of any closure of the Supplier Manufacturing Facility;

              (e) by Buyer upon six (6) months written notice in the event of a sale, transfer, assignment or other change-of-control of the Supplier Manufacturing Facility to a third party that is reasonably determined to be a Competitor of Buyer or its affiliates;

              (f) by Buyer upon eighteen (18) months written notice in the event of a sale, transfer, assignment or other change-of-control of the Supplier Manufacturing Facility to any third party; and

              (g) immediately upon written notice by either Party, at its discretion, if (i) the other Party becomes insolvent, admits in writing its inability to pay its debts as they become due, or files or has filed against it any proceeding in bankruptcy or for reorganization under any federal bankruptcy law or similar state law, or has any receiver appointed for all or a substantial part of such Party's assets or business, or makes any assignment for the benefit of its creditors, or enters into any other proceeding for debt relief, and such proceeding is not dismissed within sixty (60) days of filing; (ii) the other Party dissolves, liquidates, or institutes any proceedings for the liquidation or winding up of its business or for the termination of its corporate charter; or (iii) the other Party ceases to conduct its business in the ordinary course.

       11.3 EFFECT OF TERMINATION. The rights and obligations under Sections 1 (Definitions), 5 (Pricing and Payments), 7 (Warranty and Disclaimer), 8 (Indemnification), 9 (Confidentiality), 10 (Limitations of Liability), 11.3 (Effect of Termination), and 12 (General) will survive termination or expiration of this Mexicali Agreement for any reason. Buyer's obligations under Section 2.1(a) (Purchase Commitments) with respect to any final partial quarter of the term shall also survive, and be equitably determined pursuant to Section 2 by prorating the annual and/or quarterly Purchase Commitments, as the case may be.

       11.4 TERMINATION OF BUYER SPIN-OFF AGREEMENTS. In addition to the termination rights set forth in Section 11.2, Supplier shall have the right to terminate without cause a Buyer Spin-off Agreement entered into pursuant to
Section 2.1(e) upon six (6) months prior written notice to such Buyer Spin-off in the event such Buyer Spin-off is merged with or acquired by an entity that is reasonably deemed to be a Competitor of Supplier; provided that Supplier will continue to manufacture, supply, and provide to Buyer Spin-off, in accordance with the Device and Service purchase procedures of such Buyer Spin-off Agreement, any Devices or Services ordered by such Buyer Spin-off for delivery prior to the expiration of such six (6) month period. This Section 11.4 shall be incorporated in the Buyer Spin-off Agreements and shall apply to Buyer Spin-offs, notwithstanding such Buyer Spin-offs assuming the rights and obligations of "Buyer" under this Agreement.

12.    GENERAL.

       12.1 NO AGENCY. Under this Mexicali Agreement (i) each Party will be deemed to be an independent contractor and not an agent, joint venturer, or representative of the other Party; (ii) neither Party may create any obligations or responsibilities on behalf of or in the name of the other Party; and (iii) neither Party will hold itself out to be a partner, employee, franchisee, representative, servant, or agent of the other Party.

       12.2 GOVERNING LAW; VENUE AND JURISDICTION. This Mexicali Agreement will be governed by, subject to, and construed in accordance with the internal laws of the State of California, as such laws apply to contracts between California residents performed entirely within California. Venue for any dispute however arising under this Mexicali Agreement shall be in Orange County, California and both Parties hereby consent to the jurisdiction of the State and Federal Courts in Orange County, California. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Mexicali Agreement.

       12.3   DISPUTE RESOLUTION AND ESCALATION.

              (a) In the event that any dispute, claim or controversy (collectively, a "DISPUTE") arises out of or relates to any provision of this Mexicali Agreement or the breach, performance or validity of invalidity thereof, an appropriate authorized manager of Buyer and an appropriate authorized manager of Supplier shall attempt a good faith resolution of such Dispute within thirty
(30) days after either Party notifies the other Party of such Dispute. If such Dispute is not resolved within thirty (30) days of such notification, such Dispute will be referred for resolution to Supplier's President and Buyer's Chief Executive Office. Should they be unable to resolve such Dispute within thirty (30) days following such referral to them, or within such other time as they may agree, Supplier and Buyer shall submit such Dispute to binding arbitration, initiated and conducted in accordance with the then-existing American Arbitration Association Commercial Arbitration Rules, before a single arbitrator selected jointly by Supplier and Buyer. If Supplier and Buyer cannot agree upon the identity of an arbitrator within ten (10) days after the arbitration process is initiated, then the arbitration shall be conducted before three (3) arbitrators, one (1) selected by Buyer and, one (1) selected by Supplier, and the third selected by the first two. The arbitration shall be conducted in the County of Orange, California and shall be governed by the United States Arbitration Act, 9 USC Sections 116, and judgment upon the award may be entered by any court having jurisdiction thereof. The arbitrator(s) shall have case management authority and shall resolve the Dispute in a final award within one hundred eighty (180) days from the commencement of the arbitration action, subject to any extension of time thereof allowed by the arbitrators upon good cause shown. There shall be no appeal from the arbitral award, except for fraud committed by an arbitrator in carrying out his or her duties under the aforesaid rules; otherwise the Parties irrevocably waive their rights to judicial review of any Dispute arising out of or related to this Mexicali Agreement. Notwithstanding the foregoing, either Party may pursue immediate equitable relief in the event of a breach of Section 9 or an alleged violation or misappropriation of the intellectual property rights of either Party.

              (b) During any period in which the Parties are resolving a Dispute pursuant to this Section 12.3, the Parties shall continue to provide the Devices and Services pursuant to the terms of this Mexicali Agreement; provided, however, that if the Parties jointly determine that any such Devices or Services shall be suspended during the period in which the Parties are resolving a Dispute, then the deadlines and time periods in which such Devices or Services are to be provided pursuant to this Mexicali

Agreement (as described herein) shall be extended for the same amount of time as the Devices or Services were suspended.

       12.4 THIRD-PARTY BENEFICIARIES. Except for Buyer Spin-offs, there are no third party beneficiaries of this Mexicali Agreement. Except for the rights of Buyer Spin-offs to purchase Devices and Services from Supplier at the pricing established under this Mexicali Agreement, no section of this Mexicali Agreement, express or implied, is intended or will be construed to confer upon or give to any customer or other person other than the Parties any rights, remedies, or other benefits under or by reason of this Mexicali Agreement.

       12.5 COMPLIANCE WITH LAW. The Parties will at all times comply with all applicable foreign, U.S., state, and local laws, rules and regulations relating to the execution, delivery and performance of this Mexicali Agreement. Each Party agrees that it will not export or reexport, resell, ship, provide, or divert or cause to be exported or reexported, resold, shipped, provided, or diverted directly or indirectly any software, documentation, or technical data, nor any Device or Service to any country or to any person or entity for which the government (or any agency thereof) of the United States, or any foreign sovereign government with competent jurisdiction requires an export license or other governmental approval without first obtaining such license or approval.

       12.6 FORCE MAJEURE. Neither Party shall be liable for failure or delay in performance of its obligations under this Mexicali Agreement to the extent such failure or delay is caused by an act of God, act of a public enemy, war or national emergency, rebellion, insurrection, riot, epidemic, quarantine restriction, fire, flood, explosion, storm, earthquake, or other catastrophe. If a Party's performance under this Mexicali Agreement is affected by a force majeure event, such Party shall give prompt written notice of such event to the other Party and shall at all times use its reasonable commercial efforts to mitigate the impact of the force majeure event on its performance under this Mexicali Agreement. In the event of a force majeure event as described in this Section that affects either or both Parties' ability to perform under this Supply Agreement, the Parties agree to cooperate in good faith in order to resume the transactions contemplated by this Supply Agreement as soon as commercially possible to the extent commercially reasonable.

       12.7 AMENDMENT; LATER AGREEMENT. This Mexicali Agreement may not be amended, modified, or supplemented by the Parties in any manner, except by an instrument in writing signed by Buyer and Supplier and specifically reciting that it amends this Mexicali Agreement. No purchase order or acknowledgement will amend this Mexicali Agreement. All matters designated herein as subject to agreement of the Parties must be agreed upon in a writing signed by authorized representatives of both Parties for such agreement to be effective.

       12.8 NOTICES. Any notice, consent, approval, or other communication intended to have legal effect to be given under this Mexicali Agreement (other than a purchase order or invoice) must be in writing and will be delivered (as elected by the Party giving such notice): (i) personally; (ii) by postage prepaid registered or certified airmail, return receipt requested; (iii) by express courier service providing proof of delivery; or (iv) by facsimile with a confirmation copy deposited prepaid with an express courier service. Unless otherwise provided herein, all notices will be deemed to have been duly given on: (y) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally, by mail, or by express courier; or (z) one (1) business day after receipt by telecopy if the telecopy was accompanied by the mailing of the notice via courier service. Each Party may change its address for purposes hereof on not less than three (3) days' prior notice to the other Party. Notice hereunder will be sent to the following addresses:

       If to Buyer, to:                   If to Supplier, to:

       Conexant Systems, Inc.             Alpha Industries, Inc.
       4311 Jamboree Road                 25 Computer Drive
       Newport Beach, CA 92660-3095       Haverhill, MA 01832-1236
       Attn: Chief Executive Officer      Attn: President

       With a copy:

       If to Buyer, to:                   If to Supplier, to:

       Conexant Systems, Inc.             Alpha Industries, Inc.
       4311 Jamboree Road                 25 Computer Drive
       Newport Beach, CA 92660-3095       Haverhill, MA 01832-1236
       Attn: General Counsel              Attn: General Counsel

       12.9 ASSIGNMENT. Except as otherwise expressly provided in this Mexicali Agreement, neither Party shall assign or transfer this Mexicali Agreement or all or any part of its rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other Party which shall not be unreasonably refused or delayed. Notwithstanding the foregoing and provided such entity is not a Competitor of the other Party, either Party may assign this Mexicali Agreement in whole or in part (i) to any Subsidiary; (ii) to a successor of such Party in the event of a merger or acquisition of such Party; or (iii) to a successor of any portion of the business of such Party resulting from a divestiture of such business, and constituting the Supplier Manufacturing Facility in the case of Supplier, or constituting all of Buyer's business(es) purchasing the Devices and Services in the case of Buyer, and the other Party's consent to any of the foregoing assignments will not be required. Any subsequent assignment by an assignee, by operation of law or otherwise, requires the prior written consent of the non-assigning Party. Any unauthorized assignment or transfer shall be null and void. This Mexicali Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns.

       12.10 WAIVER. If a Party fails to insist on performance of any of the terms and conditions, or fails to exercise any of its rights or privileges of this Mexicali Agreement, such failure will not constitute a waiver of such terms, conditions, rights, or privileges.

       12.11 SEVERABILITY. If the application of any section or sections of this Mexicali Agreement to any particular facts or circumstances is held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such section or sections as applied to any other particular facts or circumstances and the validity of other sections of this Mexicali Agreement will not in any way be affected or impaired thereby; and
(ii) such section or sections will be reformed without further action by the Parties and only to the extent necessary to make such section or sections valid and enforceable when applied to such particular facts and circumstances.

       12.12 COUNTERPARTS AND FACSIMILE. This Mexicali Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute one and the same instrument. The Parties intend that each Party will receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Mexicali Agreement, including the signature pages hereto, will be deemed to be an original.

       12.13 RULES OF CONSTRUCTION. As used in this Mexicali Agreement, all terms used in the singular will be deemed to include the plural, and vice versa, as the context may require. The words "hereof," "herein," and "hereunder" refer to this Mexicali Agreement as a whole, including the attached exhibits, as the same may from time to time be amended or supplemented, and not to any subdivision in this Mexicali Agreement. When used in this Mexicali Agreement, unless otherwise expressly stated, "including" means "including, without limitation" and "discretion" means sole discretion. Unless otherwise expressly stated, when a Party's approval or consent is required under this Mexicali Agreement, such Party may grant or withhold its approval or consent in its discretion. References to "Section" or "Exhibit" will be to the applicable section or exhibit of this Mexicali Agreement. Descriptive headings are inserted for convenience only and will not be utilized in interpreting the Mexicali Agreement. This Mexicali Agreement has been negotiated by the Parties and reviewed by their respective counsel and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

       12.14 ENTIRE AGREEMENT. As to the subject matter hereof: (i) this Mexicali Agreement, including its exhibits, sets forth the entire agreement between Buyer and Supplier; (ii) no promise, inducement, understanding, or agreement not expressly contained herein has been made; and (iii) this Mexicali Agreement merges and supersedes any and all previous agreements, understandings, and negotiations between the Parties.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the Parties have executed this Mexicali Agreement as of the Effective Date by the undersigned duly authorized representatives of each Party.

CONEXANT SYSTEMS, INC.                 ALPHA INDUSTRIES, INC.

By: /s/ Dennis E. O'Reilly             By: /s/ Paul E. Vincent
   -------------------------------        -------------------------------
Name:  Dennis E. O'Reilly              Name:  Paul E. Vincent
      ----------------------------           ----------------------------
Title: Senior Vice President,          Title: Vice President and
      ----------------------------           ----------------------------
       General Counsel & Secretary            Chief Financial Officer

                                      25.

                            EXHIBIT A - CYCLE TIMES

AVERAGE DEVICES PROCESS CYCLE TIME FOR BROADBAND PRODUCTS:

--------------------------------------------------------------------------------
Device Assembly Cycle time                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
Device Test                                [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
Post Test (Includes Bake *)                [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------

* Bake parts at 125(degree)C +/- 5(degree)C for time specified per QS03-0805

These Cycle Times are for planning purposes only and not an obligation for delivery, but the company will work to meet these Cycle Times. The assembly cycle time will start from Die attach to operation 485 and for test will be from test issue room (output) to the receiving operation (885) in finish good.

Note:
Lots that require engineering analysis will not be considered for cycle time calculation

AVERAGE DEVICES PROCESS CYCLE TIME FOR MINDSPEED PRODUCTS:

---------------------------------
Queue Time 1                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------
Assembly Cycle time          [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------
Queue Time 2                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------
Test Cycle time              [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------
Packing time                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------
Queue Time 3                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------
              TOTAL         [CONFIDENTIAL TREATMENT REQUESTED]/*/

Note:
Lots that require engineering analysis will not be considered for cycle time calculation

--------------------------------------------------------------------------------
Lead Time:     From Lot created in PROMIS to the day placed in to MSPD FG inventory.

Queue Time 1:  From 1st day in Mexicali to the day of Assy Start in Dieattach.

Assy C/T:      From day of Assy start Dieattach to out day of QA 485 last stage
               @ Assy

Queue Time 2:  Time between last stage of Assy and first time of Mextest Area.

Test C/T:      From 1st day @ test area to last stage of Post Test
               Op.(Bake/scanner)

Packing Time:  From Last stage of Post Test Op. to the day of acceptance in to
               CNXT SAP

Queue Time 3:  From the day of acceptance in CNXT SAP to Shipment to MSPD.
--------------------------------------------------------------------------------

AVERAGE TAPE AND REEL CYCLE TIME

------------------------------------------
Average Tape/Reel Cycle Time    [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------

                                      26.

                              EXHIBIT B - PRICING

The Parties may change these costs by mutual written agreement in the event of any errors in calculating or if there is a greater than 15% change in test times.

YIELD ASSEMBLY COST

-------------------------------------------------------------------
PARTNAME                PARTID                YIELDED ASSEMBLY COST
-------------------------------------------------------------------
06815-25-A-002-A        06815-25-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06815-36-A-003-A        06815-36-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06827-14-A-024-A        06827-14-A-024-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06829-11-A-001-A        06829-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06830-16-A-010-A        06830-16-A-010-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06830-16-A-012-A        06830-16-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06831-12-A-002-A        06831-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06832-11-A-001-A        06832-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06832-12-A-002-A        06832-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06834-11-A-001-A        06834-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06834-12-A-002-A        06834-12-A-002-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06835-14-A-002-A        06835-14-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06835-25-A-001-A        06835-25-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
06836-11-A-011-A        06836-11-A-011-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
07202-11-A-001-A        07202-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11235-14-A-003-A        11235-14-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11246-12-A-001-A        11246-12-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11247-11-A-011-A        11247-11-A-011-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11247-12-A-012-A        11247-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11252-11-A-011-A        11252-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11252-15-A-015-A        11252-15-A-015-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11473-12-A-001-A        11473-12-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11558-11-A-001-A        11558-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11562-11-A-001-A        11562-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11577-11-A-001-A        11577-11-A-001-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11596-21-A-002-A        11596-21-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11609-11-A-001-A        11609-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11614-71-A-013-A        11614-71-A-013-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11614-72-A-014-A        11614-72-A-014-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11614-81-A-015-A        11614-81-A-015-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11614-82-A-016-A        11614-82-A-016-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11623-20-A-005-A        11623-20-A-005-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11627-31-A-031-A        11627-31-A-031-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11634-11-A-001-A        11634-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
11661-11-A-001-A        11661-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
20415-11-A-001-A        20415-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
20431-21-A-001-A        20431-21-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
20437-11-A-001-A        20437-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
20438-11-A-011-A        20438-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------

                                      27.

20441-11-A-001-A        20441-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
20463-11-A-001-A        20463-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
20468-21-A-001-A        20468-21-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
24105-13-A-001-B        24105-13-A-001-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
24106-15-A-002-C        24106-15-A-002-C.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
24110-11-A-001-A        24110-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
24408-16-A-002-A        24408-16-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
24942-13-A-001-B        24942-13-A-001-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25473-12-A-001-A        25473-12-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25473-13-A-001-A        25473-13-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25827-14-A-004-B        25827-14-A-004-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25829-18-A-007-B        25829-18-A-007-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25835-14-A-004-A        25835-14-A-004-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25852-11-A-001-C        25852-11-A-001-C.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25860-14-A-002-A        25860-14-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25861-14-A-002-A        25861-14-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25864-19-A-005-A        25864-19-A-005-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25865-17-A-004-A        25865-17-A-004-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25865-17-A-004-B        25865-17-A-004-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25868-16-A-004-B        25868-16-A-004-B.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25869-15-A-003-C        25869-15-A-003-C.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
25869-16-A-004-B        25869-16-A-004-B.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
30988-11-A-001-A        30988-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
30991-13-A-002-A        30991-13-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
30999-11-A-001-A        30999-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
31004-11-A-001-A        31004-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
31005-11-A-001-A        31005-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
31008-11-A-001-A        31008-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
31010-11-A-001-A        31010-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
31015-11-A-001-A        31015-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
88168-12-A-002-A        88168-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
C7504-12-A-012-A        C7504-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
C7505-12-A-012-A        C7505-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
C8103-13-A-002-A        C8103-13-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
D9450-13-A-002-A        D9450-13-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
D9450-14-A-006-A        D9450-14-A-006-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
D9450-15-A-001-A        D9450-15-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L1902-11-A-011-A        L1902-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L2701-12-A-002-A        L2701-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L2701-15-A-005-A        L2701-15-A-005-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L2702-12-A-002-A        L2702-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L2702-15-A-005-A        L2702-15-A-005-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L2800-38-A-001-A        L2800-38-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L2800-40-A-001-A        L2800-40-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L3903-54-A-162-A        L3903-54-A-162-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
L5502-11-A-001-A        L5502-11-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P2106-21-A-001-A        P2106-21-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------

P2106-22-A-002-A        P2106-22-A-002-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P2107-11-A-001-A        P2107-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P4601-11-A-001-A        P4601-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P5200-12-A-012-A        P5200-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P5200-12-A-022-A        P5200-12-A-022-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P8773-91-A-001-A        P8773-91-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P9373-11-A-001-A        P9373-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P9373-12-A-002-A        P9373-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
P9573-11-A-001-A        P9573-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R1060-16-A-001-A        R1060-16-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6522-33-A-001-A        R6522-33-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6641-15-A-012B         R6641-15-A-012B.05          [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6642-25-A-009-A        R6642-25-A-009-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6645-18-A-001-A        R6645-18-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6653-12-A-001-B        R6653-12-A-001-B.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6653-13-A-002-A        R6653-13-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6653-15-A-004-A        R6653-15-A-004-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6653-16-A-005-A        R6653-16-A-005-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6653-20-A-009-A        R6653-20-A-009-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6657-14-A-004-A        R6657-14-A-004-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6657-16-A-007-A        R6657-16-A-007-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6664-12-A-002-A        R6664-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6675-58-A-030-A        R6675-58-A-030-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6682-28-A-004-A        R6682-28-A-004-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6686-11-A-001-A        R6686-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6713-20-A-003-A        R6713-20-A-003-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6713-22-A-004-A        R6713-22-A-004-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6713-24-A-134-A        R6713-24-A-134-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6713-26-A-135-A        R6713-26-A-135-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6713-27-A-136-A        R6713-27-A-136-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6713-29-A-138-A        R6713-29-A-138-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6715-14-A-004-A        R6715-14-A-004-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6719-11-A-019-A        R6719-11-A-019-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6719-12-A-014-A        R6719-12-A-014-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6719-12-A-020-A        R6719-12-A-020-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6732-13-A-002-AA       R6732-13-A-002-AA.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6732-13-A-003-A        R6732-13-A-003-A.04         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6753-14-A-014A         R6753-14-A-014-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6753-15-A-006-A        R6753-15-A-006-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6753-50-A-050-A        R6753-50-A-050-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6753-72-A-072-A        R6753-72-A-072-A.04         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6753-85-A-085-A        R6753-85-A-085-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6753-86-A-086-A        R6753-86-A-086-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6758-13-A-003-A        R6758-13-A-003-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6758-14-A-001-A        R6758-14-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6758-15-A-002-A        R6758-15-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6758-16-A-004-A        R6758-16-A-004-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------

                                      29.

R6764-21-A-121-A        R6764-21-A-121-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-24-A-024-A        R6764-24-A-024-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-26-A-126-A        R6764-26-A-126-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-28-A-127-A        R6764-28-A-127-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-29-A-029-A        R6764-29-A-029-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-38-A-038-A        R6764-38-A-038-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-61-A-261-B        R6764-61-A-261-B-01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-62-A-362-B        R6764-62-A-362-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-63-A-263-A        R6764-63-A-263-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-65-A-165-B        R6764-65-A-165-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-67-A-167-A        R6764-67-A-167-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-68-A-168-A        R6764-68-A-168-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-69-A-069-A        R6764-69-A-069-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6764-69-A-069-B        R6764-69-A-069-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6766-21-A-002-A        R6766-21-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6768-11-A-001-A        R6768-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6768-12-A-002-A        R6768-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6771-22-A-003-A        R6771-22-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6775-12-A-203-C        R6775-12-A-203-C.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-11-A-001-A        R6781-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-12-A-003-A        R6781-12-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-13-A-006-A        R6781-13-A-006-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-14-A-007-A        R6781-14-A-007-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-21-A-002-A        R6781-21-A-002-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-22-A-004A         R6781-22-A-004A.02          [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-32-A-008-A        R6781-32-A-008-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-33-A-001-A        R6781-33-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6781-34-A-003-A        R6781-34-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6785-18-A-091-B        R6785-18-A-091-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6785-19-A-093-A        R6785-19-A-093-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6785-21-A-028-A        R6785-21-A-028-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6785-24-A-089-A        R6785-24-A-089-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6785-25-A-090-A        R6785-25-A-090-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6785-26-A-030-A        R6785-26-A-030-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6789-22-A-022-A        R6789-22-A-022-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6789-41-A-041-A        R6789-41-A-041-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6789-44-A-044-A        R6789-44-A-044-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6789-52-A-052-A        R6789-52-A-052-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6790-22-A-022-A        R6790-22-A-022-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6793-11-A-131-A        R6793-11-A-131-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6793-12-A-222-A        R6793-12-A-222-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6793-15-A-015-A        R6793-15-A-015-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6793-17-A-017-A        R6793-17-A-017-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6793-42-A-042-A        R6793-42-A-042-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6795-11-A-111-A        R6795-11-A-111-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6795-12-A-112-A        R6795-12-A-112-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------
R6797-40-A-040-A        R6797-40-A-040-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------

R6797-55-A-055-A        R6797-55-A-055-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------------------------------------
RF105-12-A-002-B        RF105-12-A-002-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------------------------------------
RF109-12-A-001-A        RF109-12-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------------------------------------
RF109-12-A-001-B        RF109-12-A-001-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------------------------------------
RM501-14-A-003-A        RM501-14-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------------------------------------
USR90-11-A-011-A        USR90-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------------------------------------
USR90-12-A-012-A        USR90-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-----------------------------------------------------------------------------------------

TEST COSTS

THIS COST INCLUDES LEADSCAN/BAKE/AND SHIPPING COST

* ALSO, THERE WILL BE AN ADDITIONAL CHARGE FOR TAPE AND REEL IF THERE IS A REQUEST FOR A REPACK.

                                                  TEST COST >
PARTNAME                PARTID                      (ROUNDED)
06815-25-A-002-A        06815-25-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06815-36-A-003-A        06815-36-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06827-14-A-024-A        06827-14-A-024-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06829-11-A-001-A        06829-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06830-16-A-010-A        06830-16-A-010-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06830-16-A-012-A        06830-16-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06831-12-A-002-A        06831-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06832-11-A-001-A        06832-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06832-12-A-002-A        06832-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06834-11-A-001-A        06834-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06834-12-A-002-A        06834-12-A-002-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06835-14-A-002-A        06835-14-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06835-25-A-001-A        06835-25-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06836-11-A-011-A        06836-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
06836-11-A-011-A        06836-11-A-011-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
07202-11-A-001-A        07202-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11235-14-A-003-A        11235-14-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11246-12-A-001-A        11246-12-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11247-11-A-011-A        11247-11-A-011-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11247-12-A-012-A        11247-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11252-11-A-011-A        11252-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11252-15-A-015-A        11252-15-A-015-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11473-12-A-001-A        11473-12-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11558-11-A-001-A        11558-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11562-11-A-001-A        11562-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11577-11-A-001-A        11577-11-A-001-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11596-21-A-002-A        11596-21-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11609-11-A-001-A        11609-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11614-71-A-013-A        11614-71-A-013-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11614-72-A-014-A        11614-72-A-014-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/

11614-81-A-015-A        11614-81-A-015-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11614-82-A-016-A        11614-82-A-016-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11623-20-A-005-A        11623-20-A-005-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11627-31-A-031-A        11627-31-A-031-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11634-11-A-001-A        11634-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
11661-11-A-001-A        11661-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
20415-11-A-001-A        20415-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
20431-21-A-001-A        20431-21-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
20437-11-A-001-A        20437-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
20438-11-A-011-A        20438-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
20441-11-A-001-A        20441-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
20463-11-A-001-A        20463-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
20468-21-A-001-A        20468-21-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
24105-13-A-001-B        24105-13-A-001-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
24106-15-A-002-C        24106-15-A-002-C.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
24110-11-A-001-A        24110-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
24408-16-A-002-A        24408-16-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
24942-13-A-001-B        24942-13-A-001-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25459-13-A-002-BO       25459-13-A-002-BO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
25473-12-A-001-A        25473-12-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25473-13-A-001-A        25473-13-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25827-14-A-004-B        25827-14-A-004-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25829-18-A-007-B        25829-18-A-007-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25835-14-A-004-A        25835-14-A-004-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25852-11-A-001-C        25852-11-A-001-C.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25860-14-A-002-A        25860-14-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25861-14-A-002-A        25861-14-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25864-19-A-005-A        25864-19-A-005-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25865-17-A-004-A        25865-17-A-004-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25865-17-A-004-B        25865-17-A-004-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25868-16-A-004-B        25868-16-A-004-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25868-16-A-004-B        25868-16-A-004-B.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
25868-16-A-004-BO       25868-16-A-004-BO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
25868-16-A-004-BO       25868-16-A-004-BO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
25871-15-A-004-BO       25871-15-A-004-BO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
30988-11-A-001-A        30988-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
30991-13-A-002-A        30991-13-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
30999-11-A-001-A        30999-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
31004-11-A-001-A        31004-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
31005-11-A-001-A        31005-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
31008-11-A-001-A        31008-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
31010-11-A-001-A        31010-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
31015-11-A-001-A        31015-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
88168-12-A-002-A        88168-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
C7504-12-A-012-A        C7504-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
C7505-12-A-012-A        C7505-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
C8103-13-A-002-A        C8103-13-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/

D9450-13-A-002-A        D9450-13-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
D9450-14-A-006-A        D9450-14-A-006-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
D9450-15-A-001-A        D9450-15-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L1902-11-A-011-A        L1902-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L2701-12-A-002-A        L2701-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L2701-15-A-005-A        L2701-15-A-005-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L2702-12-A-002-A        L2702-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L2702-15-A-005-A        L2702-15-A-005-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L2800-38-A-001-A        L2800-38-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L2800-40-A-001-A        L2800-40-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L3903-54-A-162-A        L3903-54-A-162-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
L5502-11-A-001-A        L5502-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P2106-21-A-001-A        P2106-21-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P2106-22-A-002-A        P2106-22-A-002-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P2107-11-A-001-A        P2107-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P4601-11-A-001-A        P4601-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P5200-12-A-012-A        P5200-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P5200-12-A-022-A        P5200-12-A-022-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P8773-91-A-001-A        P8773-91-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P9373-11-A-001-A        P9373-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P9373-12-A-002-A        P9373-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
P9573-11-A-001-A        P9573-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R1060-16-A-001-A        R1060-16-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6522-33-A-001-A        R6522-33-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6641-15-A-012B         R6641-15-A-012B.05          [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6642-25-A-009-A        R6642-25-A-009-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6645-18-A-001-A        R6645-18-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6653-12-A-001-B        R6653-12-A-001-B.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6653-13-A-002-A        R6653-13-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6653-15-A-004-A        R6653-15-A-004-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6653-16-A-005-A        R6653-16-A-005-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6653-20-A-009-A        R6653-20-A-009-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6657-14-A-004-A        R6657-14-A-004-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6657-16-A-007-A        R6657-16-A-007-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6664-12-A-002-A        R6664-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6675-58-A-030-A        R6675-58-A-030-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6682-28-A-004-A        R6682-28-A-004-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6686-11-A-001-A        R6686-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6713-20-A-003-A        R6713-20-A-003-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6713-22-A-004-A        R6713-22-A-004-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6713-24-A-134-A        R6713-24-A-134-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6713-26-A-135-A        R6713-26-A-135-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6713-27-A-136-A        R6713-27-A-136-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6713-29-A-138-A        R6713-29-A-138-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6715-14-A-004-A        R6715-14-A-004-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6719-11-A-019-A        R6719-11-A-019-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6719-12-A-014-A        R6719-12-A-014-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/

R6719-12-A-020-A        R6719-12-A-020-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6732-13-A-002-AA       R6732-13-A-002-AA.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6732-13-A-003-A        R6732-13-A-003-A.04         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6753-14-A-014-A        R6753-14-A-014-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6753-15-A-006-A        R6753-15-A-006-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6753-50-A-050-A        R6753-50-A-050-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6753-72-A-072-A        R6753-72-A-072-A.04         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6753-85-A-085-A        R6753-85-A-085-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6753-86-A-086-A        R6753-86-A-086-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6758-13-A-003-A        R6758-13-A-003-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6758-14-A-001-A        R6758-14-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6758-15-A-002-A        R6758-15-A-002-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6758-16-A-004-A        R6758-16-A-004-A.03         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-21-A-121-A        R6764-21-A-121-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-24-A-024-A        R6764-24-A-024-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-26-A-126-A        R6764-26-A-126-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-28-A-127-A        R6764-28-A-127-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-29-A-029-A        R6764-29-A-029-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-38-A-038-A        R6764-38-A-038-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-61-A-261-B        R6764-61-A-261-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-62-A-362-B        R6764-62-A-362-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-63-A-263-A        R6764-63-A-263-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-65-A-165-B        R6764-65-A-165-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-67-A-167-A        R6764-67-A-167-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-68-A-168-A        R6764-68-A-168-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-69-A-069-A        R6764-69-A-069-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6764-69-A-069-B        R6764-69-A-069-B.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6766-21-A-002-A        R6766-21-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6768-11-A-001-A        R6768-11-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6768-12-A-002-A        R6768-12-A-002-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6771-22-A-003-A        R6771-22-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6775-12-A-203-C        R6775-12-A-203-C.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-11-A-001-A        R6781-11-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-12-A-003-A        R6781-12-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-13-A-006-A        R6781-13-A-006-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-14-A-007-A        R6781-14-A-007-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-21-A-002-A        R6781-21-A-002-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-32-A-008-A        R6781-32-A-008-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-33-A-001-A        R6781-33-A-001-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6781-34-A-003-A        R6781-34-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6785-18-A-091-B        R6785-18-A-091-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6785-19-A-093-A        R6785-19-A-093-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6785-21-A-028-A        R6785-21-A-028-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6785-24-A-089-A        R6785-24-A-089-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6785-25-A-090-A        R6785-25-A-090-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6785-26-A-030-A        R6785-26-A-030-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6789-22-A-022-A        R6789-22-A-022-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/

R6789-41-A-041-A        R6789-41-A-041-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6789-44-A-044-A        R6789-44-A-044-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6789-52-A-052-A        R6789-52-A-052-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6790-22-A-022-A        R6790-22-A-022-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6793-11-A-131-A        R6793-11-A-131-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6793-12-A-222-A        R6793-12-A-222-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6793-15-A-015-A        R6793-15-A-015-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6793-17-A-017-A        R6793-17-A-017-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6793-42-A-042-A        R6793-42-A-042-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6795-11-A-111-A        R6795-11-A-111-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6795-12-A-112-A        R6795-12-A-112-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6797-40-A-040-A        R6797-40-A-040-A.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
R6797-55-A-055-A        R6797-55-A-055-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
RF105-12-A-002-B        RF105-12-A-002-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
RF109-12-A-001-A        RF109-12-A-001-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
RF109-12-A-001-B        RF109-12-A-001-B.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
RM501-14-A-003-A        RM501-14-A-003-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
USR90-11-A-011-A        USR90-11-A-011-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
USR90-12-A-012-A        USR90-12-A-012-A.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        10485-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        11239-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        11242-11-A-011-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        11552-13-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        11572-11-A-101-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        11573-12-A-003-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        11577-12-A-002-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        24106-16-A-003-AO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        24108-20ES-A-013-AO.04      [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25121-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25218-12-A-002-AO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25252-11-A-001-AO.03        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25254-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25261-11-A-001-AO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25458-13-A-002-AO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25458-14-A-002-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25481-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25485-13-A-002-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25485-14-A-002-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25497-13-A-002-BO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25498-12-A-001-CO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25498-14-A-002-BO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25858-11-A-001-BO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25866-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        25869-16-A-004-CO.02        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        31001-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        31003-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        31006-11-A-001-AO.01        [CONFIDENTIAL TREATMENT REQUESTED]/*/

                        31006-12-A-002-AO.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        31009-11-A-001-AO.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        31023-11-A-001-AO.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        P2106-23-A-003-AO.02         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        P5100-11-A-001-AO.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        P5200-14-A-014-AO.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        R6744-11-A-001-AO.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                        RF110-12-A-002-AO.01         [CONFIDENTIAL TREATMENT REQUESTED]/*/

MINDSPEED ASSEMBLY AND TEST COST

MINDSPEED PART          SKYWORKS SAP TEST PART     ASSY COST                                  TEST COST-MEX
J20462-14P-001AT                                   [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20464-12P-001AT        J20464-12P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20464-13P-001AT                                   [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20464-15P-004AT        J20464-15P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20472-12P-001AT        J20472-12P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20501-12P-002AT        J20501-12P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28110-12-001AT         J28110-12-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28235-15-003AT         J28235-15-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28250-23ES-004AT       J28250-23ES-MTEST          [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28300-12-001AT         J28300-12-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28330-13-002AT         J28330-13-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28331-18-005AT         J28331-18-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28332-15-001BT         J28332-15-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28332-18-005AT         J28332-18-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28333-18-006AT                                    [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28333-34-005AT         J28333-34-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28346-12-003AT         J28346-12-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28348-12-003AT         J28348-12-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28360-12-001AT         J28360-12-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28365-13-001AT         J28365-13-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28398-25-007AT         J28398-25-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28398-27-009AT         J28398-27-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28471-16-001AT         J28471-16-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28472-16-005BT         J28472-16-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28475-17-003AT         J28475-17-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28475-18-004AT         J28475-18-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28476-17-003AT         J28476-17-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28476-18-004AT         J28476-18-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28477-17-003AT         J28477-17-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28477-17R-003AT        J28477-17R-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28477-18-004AT         J28477-18-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28478-17-003AT         J28478-17-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28478-17R-003AT        J28478-17R-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28478-18-004AT         J28478-18-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28510-14-001AT         J28510-14-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/

J28920-13-002AAT        J28920-13-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28945-13-001AT         J28945-13-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28945-13-002AT                                    [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28945-33-001AT         J28945-33-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28945-33-002AT                                    [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28953-17-001BT                                    [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28953-19-003BT         J28953-19-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28970-14-003AT         J28970-14-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J60083-15-002AT         J60083-15-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J60083-15P-002AT        J60083-15P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J60083-15P-AT                                      [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J80310-11R-001AT        J80310-11R-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J80310-11R-001AT2                                  [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JM28331-34-004AT        JM28331-34-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JM28332-34-004AT        JM28332-34-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JM28333-34-005AT        JM28333-34-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JR1905-2P-001AT         JR1905-2P-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JR7181-38-008AT         JR7181-38-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J60077-11-AT            J60077-11-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J11952-22-001A          J11952-22-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20462-13P-001AO        J20462-13P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20462-14P-001AO        J20462-14P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J20464-13P-001AO        J20464-13P-MTEST           [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28234-13-005B          J28234-13-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28342-11-002A          J28342-11-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28343-11-002A          J28343-11-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28344-11-002A          J28344-11-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28344-11ES-002A        J28344-11ES-MTEST          [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28370-22-008A          J28370-22-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28370-23-008A          J28370-23-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28375-16-004E          J28375-16-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28376-16-004D          J28376-16-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28392-25-002A          J28392-25-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28394-17-001A          J28394-17-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28394-25-003A          J28394-25-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28395-25-002A          J28395-25-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28395-26-002A          J28395-26-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28398-26-008A          J28398-26-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28952-11-001A          J28952-11-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28952-12-001A          J28952-12-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28953-17-001B          J28953-17-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28953-17-001BP                                    [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28953-18-002B          J28953-18-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28954-13-002A          J28954-13-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
J28956-21-004B          J28956-21-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JL8565-16-006A          JL8565-16-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JR6707-11-001A          JR6707-11-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/

JR6786-24-004A          JR6786-24-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JR7132-16-002A          JR7132-16-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
JR7133-28-006A          JR7133-28-MTEST            [CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/

CONEXANT UNIQUE MATERIALS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SAP
PART NUMBER       CATEGORY   ITEM           TYPE          DESCRIPTION                               STD / PRICE
--------------------------------------------------------------------------------------------------------------------------------
19032M02-005      Unique     Epoxy          Broadband     SYRINGE/500GR                    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
19032M02-009      Unique     Epoxy          Broadband     EPOXY D/A TQFP CRM1079B          [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
19032M02-01       Unique     Epoxy          Broadband     D/A 84-1LMIS 36GR/SRY            [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
19032M02-013      Unique     Epoxy          Broadband     EPOXY D/A HYP TE-111-6R5 15G/S   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
19032V02-027      Unique     Epoxy          Broadband     D/A EPOXY 8361J 36GR/SRY         [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D139-003     Unique     Leadframes     Broadband     40PD1-N2- 200X200 R65,11473,5    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D140-005     Unique     Leadframes     Broadband     X-40PD1-N4- 210X230 11471        [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D140-007     Unique     Leadframes     Broadband     x 40PD1-N6- 260X266 11476,R151   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D150-031     Unique     Leadframes     Broadband     64QU1-W4- 320X310 11951,41,R1    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D163-005     Unique     Leadframes     Broadband     68PL1-Y2,Y4-300X300 (-011) C     [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D163-007     Unique     Leadframes     Broadband     68PL1-Y5- 260X260(-021)28952,    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D163-009     Unique     Leadframes     Broadband     X-68PL1-YE- 430X430 L8565        [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D204-031     Unique     Leadframes     Broadband     X-64QU2-WI- DUAL R6636-11        [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D206-021     Unique     Leadframes     Broadband     X-84PL1-43- 360X360 25458, 115   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D206-031     Unique     Leadframes     Broadband     x84PL1-44- 400X400 11490-17,11   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D206-041     Unique     Leadframes     Broadband     84PL1-45- 275X275 C2900,L3903    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D209-001     Unique     Leadframes     Broadband     68PL2-Y6- DUAL R6622,41,R6781    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D217-001     Unique     Leadframes     Broadband     x84HYP3-40- HYPAC R6741,42,61,   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D219-001     Unique     Leadframes     Broadband     X-68PL2-Y0- DUAL R6638-12        [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D219-003     Unique     Leadframes     Broadband     X-68PL2-YF- DUAL R6715-13        [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D224-001     Unique     Leadframes     Broadband     68PL2-YA- DUAL R6653,42          [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D229-001     Unique     Leadframes     Broadband     X-80PQ1-51- 320X320 L7905,11     [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D229-005     Unique     Leadframes     Broadband     80PQ1-55- 260X260 L26,L39,258    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D229-007     Unique     Leadframes     Broadband     X-80PQ1-57- 370X370              [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D229-011     Unique     Leadframes     Broadband     80PQ1-CX11646-11                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D232-001     Unique     Leadframes     Broadband     100PQ2-1A- DUAL R6657/64/86      [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D238-001     Unique     Leadframes     Broadband     68HYP2-2A- R6682, R6713,49,67    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D238-003     Unique     Leadframes     Broadband     68HYP2-2A R6713,49,67 HYPAC      [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D241-003     Unique     Leadframes     Broadband     100PQ1-1D- 275X275 25827,24108   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D243-001     Unique     Leadframes     Broadband     100PQ2-1B- DUAL R6673,83         [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D246-001     Unique     Leadframes     Broadband     X-100PQ2-1F- DUAL R6646          [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D251-001     Unique     Leadframes     Broadband     144TQ1-4A- 310X310 C75,C73,116   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D251-007     Unique     Leadframes     Broadband     144TQ1-4D- 350X350 11661,561,    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D283-001     Unique     Leadframes     Broadband     32TQ1-8A- 10497,25832,52,RF10    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D269-001     Unique     Leadframes     Broadband     128TQ1-BA- 360X360 L19XX,L27XX   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D269-005     Unique     Leadframes     Broadband     128TQ1-BC- 401X504 P2106-XX      [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D269-009     Unique     Leadframes     Broadband     x128TQ1-BJ- 6X6mm                [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D272-001     Unique     Leadframes     Broadband     100PQ2-1J- DUAL R6675,31         [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D274-003     Unique     Leadframes     Broadband     80PQ2-52- DUAL R6732-13 GaAs     [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D286-001     Unique     Leadframes     Broadband     48TQ1-PA- 180x180 RF100          [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D286-013     Unique     Leadframes     Broadband     48TQ1-PH- 3.5x3.5 24105-12.1     [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D286-015     Unique     Leadframes     Broadband     48TQ1-3.302x3.302 11634-11       [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D290-003     Unique     Leadframes     Broadband     X-100PQ2-1L- DUAL R6714          [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D291-001     Unique     Leadframes     Broadband     X-144TQ2-4J- DUAL                [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D355-003     Unique     Leadframes     Broadband     52PQ1-K4- 25865                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D357-001     Unique     Leadframes     Broadband     144TQ2-4K- DUAL R6775,76,85      [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D357-003     Unique     Leadframes     Broadband     144TQ2-4P- DUAL R6785            [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D363-003     Unique     Leadframes     Broadband     176TQ1-4Y- 8X8mm 11229           [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D363-009     Unique     Leadframes     Broadband     176T81-4X- 6x6 (11235/11236)     [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D363-013     Unique     Leadframes     Broadband     176TQ1-4S- 10x10 (P4900-11)      [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D445-001     Unique     Leadframes     Broadband     X-144TQ2-4L- DUAL R6766          [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D451-003     Unique     Leadframes     Broadband     64TQ1-W10- TQFP -20424-riptid    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D455-001     Unique     Leadframes     Broadband     100PQ2-1W- DUAL R6753            [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D455-003     Unique     Leadframes     Broadband     x 100PQ2-1N- DUAL R6815-11       [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D457-001     Unique     Leadframes     Broadband     100PQ2-1Y- DUAL R6764,89         [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D457-003     Unique     Leadframes     Broadband     100PQ2-1Z- DUAL R6719            [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D457-005     Unique     Leadframes     Broadband     100PQ2-9D- (CX06832-12)          [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D459-001     Unique     Leadframes     Broadband     128TQ2-BG- DUAL R6758            [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D463-003     Unique     Leadframes     Broadband     144T82-4N- DUAL R6793,94         [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D463-005     Unique     Leadframes     Broadband     144T82-4R- DUAL r6795-11,12      [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D463-007     Unique     Leadframes     Broadband     x144T82-xx- DUAL new from -00    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D463-009     Unique     Leadframes     Broadband     144LQFP-4G-Mono (CX06834-11      [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D463-011     Unique     Leadframes     Broadband     144LQFP-4AA- Mono (CX06834-1     [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D477-003     Unique     Leadframes     Broadband     128TQ2-BK- DUAL 80m R6819-11-S   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D531-001     Unique     Leadframes     Broadband     100TQ1-9L- vTQFP 7.7x7.7mm       [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D531-003     Unique     Leadframes     Broadband     100TQ1-9N- VTQFP (14 X 14X1mm)   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D531-003-S   Unique     Leadframes     Broadband     100VTQFP Stamped (14 X 14X1mm)   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D531-005     Unique     Leadframes     Broadband     100TQ1-CX82500- VTQFP (14 X 14   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D591-001     Unique     Leadframes     Broadband     144LQ1-4AC- 3.440X3.4mm CX068    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D591-003     Unique     Leadframes     Broadband     144LQ1-CX06833-XX                [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------
GP00-D635-001     Unique     Leadframes     Broadband     128LQ1 CX80900-11                [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SAP
 PART NUMBER        CATEGORY          ITEM               TYPE                   DESCRIPTION                  STD / PRICE
---------------------------------------------------------------------------------------------------------------------------------
GP00-D689-001        Unique        Leadframes         Broadband        176LQFP-4ZA- (CX06835-25)        [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
GP00-D691-001        Unique        Leadframes         Broadband        100TQ2-9J- (CX06836-11)          [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-002A        Unique        Molding Compound   Broadband        6300HG 55mmX98g 40L/64L/68L/     [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-002B        Unique        Molding Compound   Broadband        6300HG 14mmX3.5g B0L/100L        [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-002C        Unique        Molding Compound   Broadband        6300HG 55mmX75g 40L/64L/68L/8    [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-003A        Unique        Molding Compound   Broadband        6300HJ 18mmX9.5g 68L TOWA        [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-003B        Unique        Molding Compound   Broadband        6300HJ 14mmX6.1g 100L TOWA       [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-013B        Unique        Molding Compound   Broadband        6650E 55mmX 104g 40L DIP/64L     [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-013C        Unique        Molding Compound   Broadband        6650E 14mmX3.7g 80L/100L (Man    [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-020C        Unique        Molding Compound   Broadband        x7720HB 14X6.7g LGA 6x6(.16g)    [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-013A        Unique        Molding Compound   Broadband        6650E 18MMX10GR. (68L TOWA)      [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR00-D609-003        Unique        PCB's              Broadband        X- BOARD 84 LEADS R6639          [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR00-D613-003        Unique        PCB's              Broadband        BOARD 68L, R6640/44/45           [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR00-D623-001        Unique        PCB's              Broadband        BOARD 68L, R6682/R6684           [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR01-D700-001        Unique        PCB's              Broadband        BOARD 68L, R6695,97/R8725        [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR01-D712-001        Unique        PCB's              Broadband        BOARD 68L, R6735,36              [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR02-D500-003        Unique        PCB's              Broadband        BOARD 68L, R675,46,49,50,59,60   [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR02-D506-001        Unique        PCB's              Broadband        BOARD 68L, R6713, R6717          [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR02-D513-001        Unique        PCB's              Broadband        BOARD 68L, R6767                 [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR02-D514-001        Unique        PCB's              Broadband        X-BOARD 68L, R6769,70,79,80      [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR02-D515-001        Unique        PCB's              Broadband        X-BOARD 84 LEADS R6761,R6762     [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR02-D516-001        Unique        PCB's              Broadband        BOARD 84 LEADS R6751,52          [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
TR02-D545-001        Unique        PCB's              Broadband        HYPAC BOARD 84L                  [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------

COMMON MATERIAL

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SAP
 PART NUMBER        CATEGORY         ITEM              TYPE                  DESCRIPTION                     STD / PRICE
---------------------------------------------------------------------------------------------------------------------------------
19014M11-19          Common        Gold Wire          Shared           GOLD WIRE 1.25MILS NORMAL        [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19014M11-21          Common        Gold Wire          Shared           GOLD WIRE 1.2MILS LOW LOOP       [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19014M11-21-DC       Common        Gold Wire          Shared           GOLD WIRE 1.2MILS LOW LOOP - 3   [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-011A        Common        Molding Compound   Shared           7351LS 14mmX5.5g 176(2.75g)      [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-011B        Common        Molding Compound   Shared           7351LS 14mmX3.9g 144L/48L/32L    [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------
19098V89-013D        Common        Molding Compound   Shared           6650E 14mmX6.5g 100L (Auto Mo    [CONFIDENTIAL TREATMENT
                                                                                                             REQUESTED]/*/
---------------------------------------------------------------------------------------------------------------------------------

MINDSPEED RAW MATERIAL COSTS

                                                                                                              SAP
PART NUMBER      CATEGORY  ITEM          TYPE         DESCRIPTION                                          STD/PRICE
GP00-D456-001    Unique    Leadframes    Mindspeed    100PQ2-1X-DUAL R6786                   [CONFIDENTIAL TREATMENT REQUESTED]/*/
GP00-D547-003    Unique    Leadframes    Mindspeed    144 ETQ2-4H-(Topaz) 28342-43/4         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                           Molding
19098V89-007B    Unique    Compound      Mindspeed    6710 48mmX80g 20L/24L (GaAs MA         [CONFIDENTIAL TREATMENT REQUESTED]/*/
                           Molding                    7720HL 14mmX4.1g BGA 27mm
19098V89-012A    Unique    Compound      Mindspeed    TOWA                                   [CONFIDENTIAL TREATMENT REQUESTED]/*/
                           Molding                    7720HL 14mmX5.7g BGA 35mm
19098V89-012B    Unique    Compound      Mindspeed    TOWA                                   [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D111-001    Unique    PCB's         Mindspeed    X-BGA BOARD 144L R7 130                [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D116-001    Unique    PCB's         Mindspeed    X-BGA BOARD                            [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D118-001    Unique    PCB's         Mindspeed    X-BGA BOARD                            [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D138-001    Unique    PCB's         Mindspeed    BGA BOARD 268L R7133-28                [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D146-001    Unique    PCB's         Mindspeed    BGA BOARD 268L                         [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D149-001    Unique    PCB's         Mindspeed    X-340 BGA Board CSMV/6(M23/P88         [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D151-001    Unique    PCB's         Mindspeed    X-BGA BOARD 340L R7138                 [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D158-001    Unique    PCB's         Mindspeed    X-BGA BOARD 268L                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D161-001    Unique    PCB's         Mindspeed    xBGA BOARD (TRIPAC) R7177, R71         [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D168-001    Unique    PCB's         Mindspeed    BGA BOARD 400 (DDP/8 CSM K56)          [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D174-001    Unique    PCB's         Mindspeed    X-BGA BOARD 318L 27mm (use D1          [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D176-003    Unique    PCB's         Mindspeed    BGA BOARD 318L 27mm (Replace"          [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D179-001    Unique    PCB's         Mindspeed    340 BGA Board CSMV (M24/P94) R         [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D182-001    Unique    PCB's         Mindspeed    X-R7155 BGA BOARD                      [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D183-001    Unique    PCB's         Mindspeed    BGA BOARD 256L 27mm (Peak-7) R         [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D191-001    Unique    PCB's         Mindspeed    X-BGA BOARD (TRIPAC) R7178,            [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D306-001    Unique    PCB's         Mindspeed    BGA BOARD 388L                         [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D485-001    Unique    PCB's         Mindspeed    X-BGA BOARD 272L                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D485-003    Unique    PCB's         Mindspeed    BGA BOARD 272L 28228-11, 16            [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                      BGA BOARD 388L 35mm
TR03-D525-003    Unique    PCB's         Mindspeed    (28234/282                             [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D605-001    Unique    PCB's         Mindspeed    BGA BOARD 264L 27MM (4 Layer)          [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D655-001    Unique    PCB's         Mindspeed    X-340 BGA CSM6V M24/P96 R7181          [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D885-001    Unique    PCB's         Mindspeed    BGA BOARD 264L 27MM (4 Layer)          [CONFIDENTIAL TREATMENT REQUESTED]/*/
TR03-D905-001    Unique    PCB's         Mindspeed    BGA BOARD, 27MM - (MFC2000; P          [CONFIDENTIAL TREATMENT REQUESTED]/*/

PROTOTYPE ASSEMBLY CHARGES (NOT INCLUDING LABOR)

PROTOTYPE PRICING:

The prototype charge consist of three parts; a flat per lot charge of $350, a per unit charge, and a material cost charge. The prototype pricing per unit charge starts with the same standard cost or purchase order price subtracting any labor costs. These prices are shown in this Exhibit B. At the end of the month the labor cost per unit is calculated by taking the total labor costs and dividing by the number of prototype units. The per unit labor charge is then added to the per unit charge shown in this Exhibit B. The material is charged based on the amount and cost removed from the stockroom. For the test charge, the standard cost per platform is used as shown in Exhibit F.

---------------------------------------------------------------------------------
                                                      PROTOTYPE
                                                     PACKAGE COST
                                                   YIELDED WITH OUT
PACKAGE CODE       PACKAGE TYPE                       LABOR (OH)
---------------------------------------------------------------------------------
020TQ1              20L TQFP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
024TQ1              24L PQFP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
032TQ1              32L LQFP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
048TQ1              48L LQFP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
040PD1              40L DIP                [CONFIDENTIAL TREATMENT REQUESTED]/*/
064TQ1              64L LQFP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
064QU1              64L QUIP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
064QU2              64L Monopac            [CONFIDENTIAL TREATMENT REQUESTED]/*/
068PL1              68L PLCC               [CONFIDENTIAL TREATMENT REQUESTED]/*/
068PL2              68L Monopac            [CONFIDENTIAL TREATMENT REQUESTED]/*/
084PL1              84L PLCC               [CONFIDENTIAL TREATMENT REQUESTED]/*/
068HY3              68L Hypac 3 die        [CONFIDENTIAL TREATMENT REQUESTED]/*/
068HY4              68L Hypac 4 die        [CONFIDENTIAL TREATMENT REQUESTED]/*/
084HY3              84L Hypac 3 die        [CONFIDENTIAL TREATMENT REQUESTED]/*/
052PQ1              52L PQFP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
080PQ1              80L PQFP               [CONFIDENTIAL TREATMENT REQUESTED]/*/
080PQ2              80L Monopac            [CONFIDENTIAL TREATMENT REQUESTED]/*/
100TQ1              100L TQFP              [CONFIDENTIAL TREATMENT REQUESTED]/*/
100PQ1              100L PQFP              [CONFIDENTIAL TREATMENT REQUESTED]/*/
100PQ2              100L Monopac           [CONFIDENTIAL TREATMENT REQUESTED]/*/
128TQ1              128L LQFP              [CONFIDENTIAL TREATMENT REQUESTED]/*/
128TQ2              128L LQFP Mono         [CONFIDENTIAL TREATMENT REQUESTED]/*/
128T81              128L LQ 80 Micron      [CONFIDENTIAL TREATMENT REQUESTED]/*/
144TQ1              144L LQFP              [CONFIDENTIAL TREATMENT REQUESTED]/*/
144TQ2              144L LQ Monopac        [CONFIDENTIAL TREATMENT REQUESTED]/*/
144T82              144L LQ 80 Micron      [CONFIDENTIAL TREATMENT REQUESTED]/*/
176TQ1              176L LQFP              [CONFIDENTIAL TREATMENT REQUESTED]/*/
176T81              176L LQ 80 Micron      [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------------------------------------------------

                       EXHIBIT C - MANUFACTURING SERVICES

1. All Services will be provided to Buyer by Supplier in accordance with specifications provided by Buyer and in accordance with Supplier Manufacturing Operating Procedures.

2. Manufacturing Services will include assembly, final testing, and post-test processing of Devices produced by Supplier manufacturing facility of the type provided by Buyer prior to the Effective Date.

3.       Engineering Activities and Test Boards.

         a. Buyer will be responsible for its own packaging engineering activities, including design form, fit, and function.

         b. First article final test interface boards and handler kits are to be provided by Buyer within thirty (30) days of release of a new Device. Complete drawings and specifications are to be provided by Buyer to Supplier prior to the release of hardware to Supplier for testing.

4. Finished Goods Inventory Storage. The Services will include storage of Buyer's product, which was manufactured at a Supplier facility, until such time as Buyer directs Supplier to ship the Products. Finished goods inventory shall be limited to invoiced and built deliverables, and shall be transferred to Buyer upon the occurrence of either expiration or termination of this Agreement, whichever is earlier. This finished goods inventory storage will be provided at no charge to Buyer.

                       EXHIBIT D - QUALITY SPECIFICATIONS

19551G15        Mexicali Quality Manual

19592U09        Incoming inspection procedure

19592U12        Control and disposition of material and non-conforming material

19592U01        General process procedure

FGN5603         Receiving, packaging, and product storage into Finish Good

                        EXHIBIT E - PURCHASE COMMITMENTS

The take or pay commitments in spending in listed below for year 1. There is no take or pay for Unique Material and Common Material. The take or pay is based on the quarterly rates, shown in Exhibit F and activity shown in Exhibit G. The take or pay is same as the planned absorption for the quarter for Buyer (referred to in the table below as "CNXT").

---------------------------------------------------------------------------------------------------
                            Q4-02                Q1-03                Q2-03                Q3-03
---------------------------------------------------------------------------------------------------
CNXT Absorption          [CONFIDENTIAL TREATMENT REQUESTED]/*/
Total Absorption         [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------------------------------------------------------------------

            EXHIBIT F - ASSEMBLY, TEST AND SHIPPING QUARTERLY RATES

QUARTERLY ASSEMBLY RATES

-------------------------------------------------------------------------------------------------------------------
                 Q4'02 PKG TYPE       Q1'03 PKG TYPE      Q2'03 PKG TYPE        Q3'03 PKG TYPE      STD. COST RATE
PACKAGE            JULY-SEPT             OCT-DEC             JAN-MARCH            APRIL-JUNE         AVG. FOR YEAR
TYPES               2/4 SDF              2/4 SDF              2/4 SDF              2/4 SDF              2-4 SDF
-------------------------------------------------------------------------------------------------------------------
020TQ1
-------------------------------------------------------------------------------------------------------------------
024TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
032TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
048TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
040PD1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
064TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
064QU1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
064QU2                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
068PL1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
068PL2                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
084PL1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
068HY3                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
068HY4                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
084HY3                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
052PQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
080PQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
080PQ2                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
100TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
100PQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
100PQ2                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
128TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
128TQ2                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
128T81                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
144TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
144TQ2                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
144T82                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
176TQ1                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
176T81                     [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------

QUARTERLY TEST RATES

-------------------------------------------------------------------------------------------------------------------
                      Q4-2                 Q1-03               Q2-03                 Q3-03           STD. COST RATE
                    JULY-SEPT             OCT-DEC            JAN-MARCH            APRIL-JUNE         AVG. FOR YEAR
PLATFORM             ($/HR)               ($/HR)               ($/HR)               ($/HR)              ($/HR)
-------------------------------------------------------------------------------------------------------------------
LTX
-------------------------------------------------------------------------------------------------------------------
Trillium                          [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
Synchro                           [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
HP84K                             [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
Fast PA                           [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
Teradyne                          [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
Catalyst                          [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
System Test                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
Lead Scan
 Cost/Unit                        [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------
Bake and Shipping
Cost/Unit                         [CONFIDENTIAL TREATMENT REQUESTED]/*/
-------------------------------------------------------------------------------------------------------------------

                        EXHIBIT G - TAKE OR PAY ACTIVITY

--------------------------------------------------------------------------------
                                     CONEXANT TAKE OR PAY ACTIVITY-ASSEMBLY
                                                  START PER DAY
PACKAGE TYPES                    Q4-02         Ql-03         Q2-03        Q3-03
--------------------------------------------------------------------------------
032TQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
048TQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
040PDl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
064TQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
064QUl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
064QU2                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
068PLl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
068PL2                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
084PLl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
068HY3                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
068HY4                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
084HY3                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
052PQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
080PQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
080PQ2                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
1OOTQ1                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
1OOPQ1                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
1OOPQ2                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
128TQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
128TQ2                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
128T81                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
144TQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
144TQ2                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
144T82                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
176TQl                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
176T81                               [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------

QUARTERLY CONEXANT TEST TAKE OR PAY HOURS

--------------------------------------------------------------------------------
CONEXANT           Q4-02             Q1-03            Q2-03           Q3-03
 HOURS           JULY-SEPT          OCT-DEC         JAN-MARCH       APRIL-JUNE
PLATFORM          ($/HR)            ($/HR)           ($/HR)          ($/HR)
--------------------------------------------------------------------------------
LTX                       [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
Trillium                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
Synchro                   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
HP84000                   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
Fast PA                   [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
Teradyne                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
Catalyst                  [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------
System                    [CONFIDENTIAL TREATMENT REQUESTED]/*/
--------------------------------------------------------------------------------

                                       47.

                     EXHIBIT H - [INTENTIONALLY LEFT BLANK]

                       EXHIBIT I - DELIVERY AND LOGISTICS

The Supplier will comply with any special shipping instructions specified on Buyer's Purchase Orders.

     1. The Supplier will receive Delivery Note or Reservation from Buyer's Customer Logistics Group; the supplier will Pick and pack Delivery Note according to document FGN5604, instructions and Guides for Packers.

     2. The Supplier will Post Delivery Note and prepare US and Mexican Customs paperwork on Buyer's SAP system. The supplier will transport goods to Mexican Custom Brokers office for Mexican Export Pedimento preparation.

     3. The Supplier will then transport goods to the US Custom Brokers local office for US Customs Import Declaration preparation.

Additional shipping details are as follows:

       (a) Shipping services shall include, (as specified by Buyer), tape and reel handling and packaging for delivery in accordance with appropriate packaging specifications provided by Buyer, box and hold, if specified) preparing required shipping paperwork.

       (b) Supplier shall be responsible for preparing and including in each shipment the following shipping paperwork prepared on buyer's SAP system: airway bill from freight forwarder export documentation customs clearance documentation and packing list, barcode labeling, and any other paperwork agreed to by the Parties. Supplier will also update all systems for Supplier and Buyer databases as necessary to support the shipping function. This would include, but not be limited to; Delivery Notes, reservations, scrap requests and all internal systems such as SAP, Promis, Die Manager, and Pack-a-way and external systems as FedEx, DHL, UPS, Emery, etc., provided that Buyer will be responsible for continued support for the following systems: Die Manager and Pack-a-way. Supplier shall also, upon request, provide Buyer with information related to shipment metrics, including, but not limited to: quantity of shipments, type of shipments, etc.

       (c)  To the extent not otherwise specifically provided for in this
Exhibit I, the policies and procedures governing the shipping services provided by Supplier to Buyer hereunder shall be consistent with those policies and procedures set forth in Buyer's standard operating procedures (NPB SOP-0156) as in effect immediately prior to the Effective Date. The Parties may negotiate in good faith from time to time to revise such procedures as deemed necessary by either of the Parties. In the event of any conflict between the terms of this Agreement and such standard operating procedures, the terms of this Agreement shall control. Buyer shall be responsible for obtaining all governmental approvals, , and notifying Supplier of all procedures required for compliance with any laws or regulations pertaining to the shipment or export of any products or materials; provided, however, that Supplier shall be responsible for confirming, prior to effecting any shipment, that such approvals, etc. have been obtained.

                               EXHIBIT J - REPORTS

----------------------------------------------------------------------------------------------------------------
AREA                 REPORT DESCRIPTION                         CAPABILITY IN PLACE         FREQUENCY    FORMAT
----------------------------------------------------------------------------------------------------------------
Assembly         End to end Assembly yield and
                 Pareto failures                                Yes                         Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Assembly yield by package type                 Yes                         Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Assembly Cycle time                            Yes                         Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Assembly Cycle time by package type            Yes                         Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 SMT Yield                                      Yes                         Monthly      Excel
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Test/PE          Overall Test yield and pareto failures         Yes on Web                  Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Test yield by product type and pareto
                 failures                                       Yes on Web                  Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Low yield lot disposition                     Yes on Web                  Monthly       Excel
                 -----------------------------------------------------------------------------------------------
                 Electrical PPM by product                      Yes on Web                  Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Overall Test Cycle time                        Yes will be on Web          Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Test Cycle time by package type                Yes will be on Web          Monthly      Excel
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
QA               Cpk on critical operations                     Yes                         Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 Cpk on critical operations by package
                 type                                           on going                    Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 CAL test results                               yes                         Monthly      Excel
                 -----------------------------------------------------------------------------------------------
                 3rd opticle inspection by package
                 type                                           on going                    Monthly      Excel
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Product          13 Weeks commit report                         yes                         Monthly      Excel
Control          -----------------------------------------------------------------------------------------------
                                                                                                         Web-
                 WIP status                                     on going                    Real time    base
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Mindspeed        Material Die Consumption Report                Yes                         Monthly      Excel
Material Die
Consumption
----------------------------------------------------------------------------------------------------------------

                        EXHIBIT K - RECONCILIATION TABLE

------------------------------------------------------------------------------------------
ACTIVITY/ABSORPTION   IMPACT
TO QUARTERLY PLAN       TO
CNXT    SKYWORKS      RATES           CONEXANT ACTION AND IMPACT
------------------------------------------------------------------------------------------
Flat    Flat         No Change        Use Qtr. Planned Rates     Qtr. Planned Take or Pay
------------------------------------------------------------------------------------------
Flat    Up           Decrease         Use Actual Rates           Better than Take or Pay
------------------------------------------------------------------------------------------
Flat    Down         Increase         Use Qtr. Planned Rates     Qtr. Planned Take or Pay
------------------------------------------------------------------------------------------
Down    Flat         Increase         Use Qtr. Planned Rates     Qtr. Planned Take or Pay
------------------------------------------------------------------------------------------
Down    Up           Increase         Use Qtr. Planned Rates     Qtr. Planned Take or Pay
                     ---------------------------------------------------------------------
                     Decrease         Use Actual Rates           Better than Take or Pay
------------------------------------------------------------------------------------------
Down    Down         Increase         Use Qtr. Planned Rates     Qtr. Planned Take or Pay
------------------------------------------------------------------------------------------
UP      Flat         Decrease         Use Actual Rates           Better than Take or Pay
------------------------------------------------------------------------------------------
up      Up           Decrease         Use Actual Rates           Better than Take or Pay
------------------------------------------------------------------------------------------
UP      Down         Increase         Use Qtr. Planned Rates     Qtr. Planned Take or Pay
                     ---------------------------------------------------------------------
                     Decrease         Use Actual Rates           Better than Take or Pay
------------------------------------------------------------------------------------------

                                       51.